UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-08765

Managed High Yield Plus Fund Inc.
(Exact name of registrant as specified in charter)

1285 Avenue of the Americas
New York, New York 10019-6028
(Address of principal executive offices) (Zip code)

Mark F. Kemper, Esq.
UBS Global Asset Management
1285 Avenue of the Americas
New York, NY 10019-6028
(Name and address of agent for service)

Copy to:
Jack W. Murphy, Esq.
Dechert LLP
1900 K Street, NW
Washington, DC 20006

Registrant’s telephone number, including area code: 212-821 3000

Date of fiscal year end: May 31

Date of reporting period: May 31, 2013

Item 1. Reports to Stockholders.

Closed-end Funds

Managed High Yield Plus Fund Inc.
Annual Report
May 31, 2013

Managed High Yield Plus Fund Inc.

July 11, 2013

Dear shareholder,

This report provides an overview of the performance of Managed High Yield Plus Fund Inc. (the “Fund”) for the 12 months ended May 31, 2013.

Performance
Over the 12-month period, the Fund returned 17.19% on a net asset value (“NAV”) basis, and 9.67% on a market price basis. Over the same period, the Fund’s benchmark, the BofA Merrill Lynch US High Yield Cash Pay Constrained Index (the “Index”), returned 14.69%. The median returns for the Fund’s peer group, the Lipper High Yield Funds (Leveraged) category were 18.68% and 10.70% on a NAV and market price basis, respectively, over the same period. (For more performance information, please refer to “Performance at a glance” on page 7.)

Managed High Yield Plus
Fund Inc.

Investment goals:
Primarily, high income;
secondarily, capital
appreciation

Portfolio Managers:
Craig Ellinger and
Matthew Iannucci
UBS Global Asset
Management (Americas) Inc.

Commencement:
June 26, 1998

NYSE symbol:
HYF

Dividend payments:
Monthly

The Fund traded at a premium early in the period but ended the period trading at a discount.1 On the last trading day of the preceding annual reporting period, May 31, 2012, the Fund traded at a discount of 0.5%. At the close of the current annual period, May 31, 2013, the Fund traded at a discount of 7.0%. As of these same dates, the Lipper peer group medians reported a premium of 3.2% and a discount of 2.6%, respectively.

1 A fund trades at a premium when the market price at which its shares trade is greater than its NAV per share. Alternatively, a fund trades at a discount when the market price at which its shares trade is less than its NAV per share. The market price is the price the market is willing to pay for shares of a fund at a given time and may be influenced by a range of factors, including supply and demand and market conditions. NAV per share is determined by dividing the value of the Fund’s securities, cash and other assets, less all liabilities, by the total number of common shares outstanding.

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Managed High Yield Plus Fund Inc.

The Fund, like the other funds in its peer group, used leverage during the reporting period, while the Index did not. Leverage magnifies returns on both the upside and the downside and creates a wider range of returns within the Fund’s peer group. Given that we felt high yield bonds were fairly valued during the period, we increased the use of leverage. We felt this was appropriate in light of the Fund’s primary investment goal of seeking high income. Overall, the use of leverage contributed to the Fund’s performance during the reporting period as the high yield market generated strong results. (For more information regarding the portfolio’s degree of leverage over various periods, please refer to “Portfolio statistics” on page 9.)

An interview with the portfolio managers
Q.	How would you describe the economic environment during the reporting period?
A.	While the overall US economy continued to grow during the reporting period, the pace of the expansion was mixed. After the Commerce Department reported 1.3% and 3.1% gross domestic product (“GDP”) growth in the US for the second and third quarters of 2012, respectively, GDP growth was a tepid 0.4% in the fourth quarter. The economy gained some traction during the first three months of 2013, as the housing market continued to rebound and there was some modest improvement in the labor market. On June 26, 2013, after the Fund’s reporting period had ended, the Commerce Department reported that first quarter 2013 GDP growth was 1.8%.

Q.	What actions did the Fed take during the reporting period to support the economy?
A.	The Federal Reserve Board (the “Fed”) took a number of actions during the reporting period, as it looked to meet its dual mandate of price stability and maximum employment. Throughout the reporting period, the Fed kept the federal funds rate (the federal funds rate, or “fed funds” rate, is the rate banks charge one another for funds they borrow on an overnight basis) at an extremely low level between 0% and 0.25% and, on several occasions, extended the period it expected to keep the fed funds rate on hold. Looking back, in January 2012, the Fed announced its plan to purchase $400 billion of longer-term

2

Managed High Yield Plus Fund Inc.

Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (dubbed “Operation Twist”). At its June 2012 meeting, the Fed extended Operation Twist until the end of 2012. In September, the Fed launched a third round of quantitative easing (“QE3”), which involved purchasing $40 billion of agency mortgage-backed securities (“MBS”) on an open-ended basis each month.

At its final meeting of the year, in December, the Fed said it would continue buying $40 billion a month of agency MBS as well as purchase $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “…as long as the unemployment rate remains above 6.5%,” provided inflation remains well-contained.

The Fed has not materially changed its policy stance thus far in 2013. However, in his press conference following the Fed’s meeting in June, after the reporting period ended, Fed Chairman Ben Bernanke said “…the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.”

Q.	How did the high yield market perform during the reporting period?
A.	While there were periods of volatility, the high yield market, as measured by the Index, posted positive returns during 11 of the 12 months of the reporting period. Performance was supported by solid corporate fundamentals, continued low default rates and overall strong demand from investors. That said, high yield bonds, along with the overall fixed income market, experienced a sell-off in May 2013, given concerns that the Fed would begin tapering its asset purchase program sooner than previously anticipated. During the reporting period, lower quality, CCC-rated bonds generated the best results, as this portion of the Index gained 20.30%. In contrast, relatively higher rated BB- and B-rated securities gained 12.53% and 14.68%, respectively.

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Managed High Yield Plus Fund Inc.

Q.	How did you position the Fund’s portfolio from a credit quality and industry allocation perspective during the reporting period?
A.	During the first half of the reporting period, we were moderately defensive in terms of sector positioning for the Fund. We believed this was appropriate given weakening global growth, the ongoing European sovereign debt crisis and uncertainties surrounding the US “fiscal cliff” and sequestration. As the reporting period progressed, we shifted to a somewhat less defensive stance. This adjustment was made as the US economy showed some signs of strengthening, especially in the housing market. From a credit quality perspective, we invested cash and utilized additional leverage to increase the Fund’s allocation to B and CCC & below-rated securities over the 12 months ended May 31, 2013.

We also made several adjustments to the portfolio from an industry allocation perspective. For example, we utilized cash and additional leverage to increase the Fund’s exposure to energy, financials, technology, media, capital goods and healthcare. In contrast, we pared the Fund’s allocations to automotive and consumer cyclicals.

Q.	What were some strategies that generated positive results during the reporting period?
A.	Overall, sector allocation and issue selection were beneficial for the Fund’s performance during the reporting period. In particular, our overweights to the gaming and services sectors added the most value, as did issue selection in energy, gaming and telecommunications.

Q.	Were there any particular strategies that didn’t work for the Fund?
A.	From a sector allocation perspective, underweights to the homebuilders, building materials and real estate sectors were modest drags on results. Issue selection in the health care and bank sectors also detracted from performance. Our duration and credit quality positioning modestly detracted from performance during the reporting period. (Duration measures a portfolio’s sensitivity to interest rate changes.)

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Managed High Yield Plus Fund Inc.

Q.	What derivative instruments did the Fund utilize over the reporting period and what impact did they have on performance?
A.	The Fund made limited use of currency forwards solely for hedging purposes. Over the period, the Fund selectively purchased non-US dollar bonds and we sought to hedge foreign currency exposure back to the US dollar. (Currency forwards are agreements based on the exchange rates between currencies at a future date.)

Q.	What is your outlook for the economy and the high yield market?
A.	Our current outlook for the corporate bond market is driven by the dynamics of global government bond yields and the resulting change in their prices. This changes the relative value of investing against both corporate bonds and equities. In general, if US government bond yields rise further, we expect to see continued pressure and volatility within risk markets, including high yield bonds.

Overall, however, looking at the current period of market volatility and uncertainty, we remain broadly positive on high yield as an asset class, as we view the backdrop of modest economic growth, coupled with what remains of accommodative policy and relatively sound corporate fundamentals to continue to be broadly favorable for corporate bond investors. Our expectation is that the asset class should continue to provide opportunities for income-oriented investors over the medium-term. In addition, the current environment of macro-driven volatility will potentially provide attractive entry points for investors at more compelling yield and spread[2] levels following the spread widening and Treasury rate increases witnessed in recent months. The risk to this view is that technical factors, potentially driven by outflows from the asset class and a challenging environment for trading liquidity, overwhelm in the near-term and lead to further volatility and weakness in the high yield market.

2  “Spread” refers to differences between the yield paid on US Treasury bonds and other types of debt, such as corporate or emerging market bonds.

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Managed High Yield Plus Fund Inc.

We thank you for your continued support, and welcome any comments or questions you may have. For additional information regarding your Fund, please contact your financial advisor, or visit us at www.ubs.com/globalam-us.

Sincerely,

Mark E Carver President Managed High Yield Plus Fund Inc. Managing Director UBS Global Asset Management (Americas) Inc.	Craig Ellinger Portfolio Manager Managed High Yield Plus Fund Inc. Managing Director UBS Global Asset Management (Americas) Inc.

Matthew Iannucci Portfolio Manager Managed High Yield Plus Fund Inc. Executive Director UBS Global Asset Management (Americas) Inc.

This letter is intended to assist shareholders in understanding how the Fund performed during the 12 months ended May 31, 2013. The views and opinions in the letter were current as of July 11, 2013. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

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Managed High Yield Plus Fund Inc.

Performance at a glance (unaudited)

Average annual total returns for periods ended 05/31/13

Net asset value returns	1 year	5 years	10 years
Managed High Yield Plus Fund Inc.	17.19%	1.80%	4.27%
Lipper High Yield Funds (Leveraged) median[1]	18.68	10.06	10.32
Market price returns
Managed High Yield Plus Fund Inc.	9.67%	1.20%	3.03%
Lipper High Yield Funds (Leveraged) median[1]	10.70	11.83	9.65
Index returns
BofA Merrill Lynch US High Yield Cash
Pay Constrained Index[2]	14.69%	10.61%	9.23%

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. The Fund’s net asset value (“NAV”) returns assume, for illustration only, that dividends and other distributions, if any, were reinvested at the NAV on the payable dates. The Fund’s market price returns assume that all dividends and other distributions, if any, were reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and other distributions, if any, or on the sale of Fund shares.

[1] On July 20, 2012, Lipper renamed the peer group classification from the Lipper High Current Yield Funds (Leveraged) category to the Lipper High Yield Funds (Leveraged) category.

[2] The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed non-convertible, coupon-bearing US dollar denominated below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index’s return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. The index is not leveraged. Investors should note that indices do not reflect the deduction of fees and expenses.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of the peer group. Lipper classifies the Fund in its “High Yield Funds (Leveraged)” category. This category includes funds that aim for high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues (e.g., “high yield/high risk” debt). These funds can be leveraged by the use of debt

7

Managed High Yield Plus Fund Inc.

(such as using a bank line of credit), preferred equity (such as issuing preferred stock), and/or entering into reverse repurchase agreements (a transaction where a fund sells or pledges its securities in exchange for cash, which it then uses to invest in additional securities - effectively, a form of secured borrowing).

Further information regarding the Fund, including a discussion of principal objectives, principal investment strategies and principal risks, may be found in the fund overview located at http://www.ubs.com/closedendfundsinfo. You may also request copies of the fund overview by calling the Closed-End Funds Desk at 888-793 8637.

8

Managed High Yield Plus Fund Inc.

Portfolio statistics (unaudited)1

Characteristics	05/31/13	11/30/12	05/31/12
Net assets (mm)	$141.5	$138.0	$131.2
Weighted average life (yrs.)	4.9	4.7	5.1
Weighted average maturity (yrs.)	6.9	6.5	6.3
Duration (yrs.)[2]	3.9	3.7	3.7
Leverage[3]	29.8%	27.9%	20.8%

Portfolio composition[4]	05/31/13	11/30/12	05/31/12
Corporate bonds	97.1%	95.6%	94.6%
Commercial mortgage-backed securities	—	0.2	0.2
Forward foreign currency contracts	—	(0.0)[5]	0.1
Stocks and other equity securities	—	—	0.0 [5]
Cash equivalents	2.9	4.2	5.1
Total	100.0%	100.0%	100.0%

Credit quality[4]	05/31/13	11/30/12	05/31/12
BB & higher	41.6%	41.5%	43.5%
B	40.2	39.2	36.3
CCC & lower	14.1	13.2	13.0
Not rated	1.2	1.9	2.0
Forward foreign currency contracts	—	(0.0)[5]	0.1
Equity	—	—	0.0 [5]
Cash equivalents	2.9	4.2	5.1
Total	100.0%	100.0%	100.0%

[1] The Fund’s portfolio is actively managed and its composition will vary over time.

[2] Duration is a measure of price sensitivity of a fixed income investment or portfolio (expressed as % change in price) to a 1 percentage point (i.e., 100 basis points) change in interest rates, accounting for optionality in bonds such as prepayment risk and call/put features.

[3] As a percentage of adjusted total assets. Adjusted total assets equals total assets minus total liabilities, excluding liabilities for borrowed money.

[4] Weightings represent percentages of total investments as of the dates indicated. Credit quality ratings shown are designated by Standard & Poor’s Ratings Group (“S&P”), an independent ratings agency. Please note that references to credit quality made in the shareholder letter above reflect ratings based on multiple providers (not just S&P) and thus may not align with the data represented in this table.

[5] Weighting represents less than 0.05% of total investments as of the date indicated.

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Managed High Yield Plus Fund Inc.

Portfolio statistics (unaudited)1 (concluded)

Top 5 bond holdings[2]	05/31/13		11/30/12		05/31/12
SquareTwo		SquareTwo		SquareTwo
Financial Corp.,		Financial Corp.,		Financial Corp.,
11.625%,		11.625%,		11.625%,
due 04/01/17	1.4%	due 04/01/17	1.3%	due 04/01/17	1.5%
International Lease		International
Finance Corp.,		Lease Finance		Ryerson, Inc.,
7.125%, due		Corp., 7.125%,		12.000%,
09/01/18	1.1	due 09/01/18	1.2	due 11/01/15	1.4
				Intelsat Jackson
NRG Energy Inc.,		NRG Energy Inc.,		Holdings SA,
8.500%,		8.500%,		11.250%,
due 06/15/19	1.1	due 06/15/19	1.2	due 06/15/16	1.3
DISH DBS Corp.,		Ally Financial,		NRG Energy, Inc.,
7.875%,		8.000%,		8.500%,
due 09/01/19	1.0	due 03/15/20	1.1	due 06/15/19	1.2
Sabine Pass
Liquefaction LLC,		DISH DBS Corp.,		Ford Motor Credit
5.625%,		7.875%,		Co. LLC, 12.000%,
due 02/01/21	1.0	due 09/01/19	1.1	due 05/15/15	1.2
Total	5.6%		5.9%		6.6%

Top five
industries[2]	05/31/13		11/30/12		05/31/12
Energy-exploration		Energy-exploration		Energy-exploration
& production	8.6%	& production	8.1%	& production	6.9%
				Telecom-integrated/
Media-cable	5.4	Banking	5.7	services	6.2
Telecom-integrated/
services	5.2	Support-services	5.2	Support-services	5.1
		Telecom-integrated/
Support-services	4.5	services	4.9	Gaming	4.5
Gaming	4.2	Media-cable	4.8	Chemicals	4.1
Total	27.9%		28.7%		26.8%

[1]	The Fund’s portfolio is actively managed and its composition will vary over time.
[2]	Weightings represent percentages of total investments as of the dates indicated.

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Managed High Yield Plus Fund Inc.
Portfolio of investments—May 31, 2013

Security description	Face amount[1]	Value
Corporate bonds—135.99%
Aerospace/defense—1.46%
BE Aerospace, Inc.
6.875%, due 10/01/20[2]	425,000	$466,437
Bombardier, Inc.
7.750%, due 03/15/20[2,3]	600,000	702,000
Huntington Ingalls Industries, Inc.
7.125%, due 03/15/21[2]	425,000	466,438
TransDigm, Inc.
7.750%, due 12/15/18[2]	400,000	436,500
		2,071,375
Airlines—0.33%
Continental Airlines Pass Through Certificate 2012-3, Class C
6.125%, due 04/29/18[2]	450,000	472,500
Auto loans—0.37%
General Motors Financial Co., Inc.
3.250%, due 05/15/18[2,3]	100,000	99,125
4.750%, due 08/15/17[2,3]	400,000	422,000
		521,125
Auto parts & equipment—2.15%
American Axle & Manufacturing, Inc.
6.625%, due 10/15/22[2]	800,000	861,000
Lear Corp.
4.750%, due 01/15/23[2,3]	550,000	541,750
Meritor, Inc.
10.625%, due 03/15/18[2]	275,000	301,469
Tenneco, Inc.
7.750%, due 08/15/18[2]	300,000	324,750
The Goodyear Tire & Rubber Co.
6.500%, due 03/01/21[2]	250,000	263,125
8.250%, due 08/15/20[2]	400,000	445,500
TRW Automotive, Inc.
4.500%, due 03/01/21[2,3]	300,000	308,250
		3,045,844

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Managed High Yield Plus Fund Inc.
Portfolio of investments—May 31, 2013

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Automakers—0.66%
Chrysler Group LLC/CG Co-Issuer, Inc.
8.000%, due 06/15/19[2]	540,000	$598,050
8.250%, due 06/15/21[2]	300,000	339,000
		937,050
Banking—4.50%
Ally Financial, Inc.
5.500%, due 02/15/17[2]	275,000	294,250
8.000%, due 03/15/20[2]	1,000,000	1,190,000
8.000%, due 11/01/31[2]	325,000	419,250
Bank of America Corp.
5.650%, due 05/01/18[2]	250,000	286,312
Eksportfinans ASA
3.000%, due 11/17/14[2]	410,000	411,025
HBOS PLC
6.750%, due 05/21/18[2,3]	550,000	617,282
Lloyds Banking Group PLC
6.413%, due 10/01/35[2,3,4,5]	1,000,000	950,000
RBS Capital Trust II
6.425%, due 01/03/34[2,4,5]	1,075,000	1,007,812
Royal Bank of Scotland Group PLC
5.000%, due 10/01/14[2]	400,000	413,907
6.125%, due 12/15/22[2]	750,000	772,611
		6,362,449
Beverages—0.33%
Constellation Brands, Inc.
7.250%, due 05/15/17[2]	395,000	461,656
Brokerage—0.36%
Jefferies Finance LLC/JFIN Co-Issuer Corp.
7.375%, due 04/01/20[2,3]	500,000	502,500

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Managed High Yield Plus Fund Inc.
Portfolio of investments—May 31, 2013

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Building & construction—1.40%
D.R. Horton, Inc.
4.375%, due 09/15/22[2]	650,000	$653,250
K. Hovnanian Enterprises, Inc.
7.250%, due 10/15/20[2,3]	300,000	332,250
Standard Pacific Corp.
8.375%, due 01/15/21[2]	300,000	360,000
10.750%, due 09/15/16[2]	375,000	463,125
Toll Brothers Finance Corp.
8.910%, due 10/15/17[2]	140,000	172,900
		1,981,525
Building materials—3.77%
ABC Supply Co., Inc.
5.625%, due 04/15/21[2,3]	475,000	480,938
Builders FirstSource, Inc.
7.625%, due 06/01/21[2,3]	275,000	276,375
Building Materials Corp. of America
6.750%, due 05/01/21[2,3]	725,000	784,812
Cemex SAB de CV
5.875%, due 03/25/19[2,3]	675,000	673,803
Hanson Ltd.
6.125%, due 08/15/16[2]	600,000	663,000
Masco Corp.
7.125%, due 03/15/20[2]	800,000	936,199
Ply Gem Industries, Inc.
8.250%, due 02/15/18[2]	425,000	456,344
Vulcan Materials Co.
7.500%, due 06/15/21[2]	900,000	1,062,000
		5,333,471
Chemicals—5.18%
Ashland, Inc.
3.875%, due 04/15/18[2,3]	300,000	308,250
Axiall Corp.
4.875%, due 05/15/23[2,3]	450,000	452,250

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Managed High Yield Plus Fund Inc.
Portfolio of investments—May 31, 2013

Security description		Face amount[1]	Value
Corporate bonds—(continued)
Chemicals—(concluded)
Celanese US Holdings LLC
4.625%, due 11/15/22[2]		225,000	$231,188
5.875%, due 06/15/21[2]		325,000	358,313
6.625%, due 10/15/18[2]		280,000	302,400
Eagle Spinco, Inc.
4.625%, due 02/15/21[2,3]		600,000	604,500
Ineos Group Holdings PLC
6.125%, due 08/15/18[2,3]		525,000	517,125
7.875%, due 02/15/16[2,3]	EUR	350,000	461,167
LyondellBasell Industries NV
5.750%, due 04/15/24[2]		550,000	639,890
6.000%, due 11/15/21[2]		425,000	502,430
Montell Finance Co. BV
8.100%, due 03/15/27[2,3]		700,000	948,765
Nova Chemicals Corp.
8.625%, due 11/01/19[2]		1,335,000	1,491,862
PetroLogistics LP/PetroLogistics Finance Corp.
6.250%, due 04/01/20[2,3]		500,000	503,750
			7,321,890
Computer hardware—0.86%
Seagate HDD Cayman
4.750%, due 06/01/23[2,3]		850,000	824,500
7.000%, due 11/01/21[2]		350,000	385,000
			1,209,500
Consumer products—0.83%
Revlon Consumer Products Corp.
5.750%, due 02/15/21[2,3]		725,000	737,687
Spectrum Brands Escrow Corp.
6.375%, due 11/15/20[2,3]		250,000	268,438
6.625%, due 11/15/22[2,3]		150,000	162,000
			1,168,125

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Managed High Yield Plus Fund Inc.
Portfolio of investments—May 31, 2013

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Consumer/commercial/lease financing—5.59%
CIT Group, Inc.
4.250%, due 08/15/17[2]	500,000	$515,000
5.250%, due 03/15/18[2]	1,000,000	1,075,000
5.500%, due 02/15/19[2,3]	1,665,000	1,802,362
ILFC E-Capital Trust I
4.680%, due 12/21/65[2,3,4]	285,000	256,500
International Lease Finance Corp.
3.875%, due 04/15/18[2]	225,000	225,281
5.875%, due 04/01/19[2]	525,000	563,063
5.875%, due 08/15/22[2]	500,000	533,750
7.125%, due 09/01/18[2,3]	1,900,000	2,239,625
Springleaf Finance Corp.
6.900%, due 12/15/17[2]	670,000	694,288
		7,904,869
Diversified capital goods—0.99%
Coleman Cable, Inc.
9.000%, due 02/15/18[2]	220,000	237,050
RBS Global, Inc./Rexnord LLC
8.500%, due 05/01/18[2]	265,000	286,863
SPX Corp.
6.875%, due 09/01/17[2]	325,000	361,563
7.625%, due 12/15/14[2]	475,000	514,187
		1,399,663
Electric-generation—3.29%
Calpine Corp.
7.875%, due 07/31/20[2,3]	495,000	544,500
Energy Future Holding Co. Intermediate LLC/EFIH
Finance, Inc.
10.000%, due 12/01/20	800,000	911,000
11.750%, due 03/01/22[2,3]	650,000	740,187
NRG Energy, Inc.
8.500%, due 06/15/19[2]	2,000,000	2,185,000

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Managed High Yield Plus Fund Inc.
Portfolio of investments—May 31, 2013

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Electric-generation—(concluded)
Texas Competitive Electric Holdings Co.
LLC/TCEH Finance, Inc.
11.500%, due 10/01/20[2,3]	350,000	$274,750
		4,655,437
Electric-integrated—1.40%
AES Corp.
4.875%, due 05/15/23[2]	125,000	122,813
8.000%, due 10/15/17[2]	775,000	908,687
8.000%, due 06/01/20[2]	790,000	948,000
		1,979,500
Electronics—2.37%
Flextronics International Ltd.
5.000%, due 02/15/23[2,3]	400,000	400,000
Freescale Semiconductor, Inc.
8.050%, due 02/01/20[2]	200,000	214,000
9.250%, due 04/15/18[2,3]	375,000	407,812
10.125%, due 03/15/18[2,3]	221,000	246,967
10.750%, due 08/01/20[2]	425,000	480,250
Jabil Circuit, Inc.
8.250%, due 03/15/18[2]	1,080,000	1,306,800
KEMET Corp.
10.500%, due 05/01/18[2]	175,000	180,688
NXP BV/NXP Funding LLC
9.750%, due 08/01/18[2,3]	100,000	113,000
		3,349,517
Energy-exploration & production—12.04%
Alta Mesa Holdings/Alta Mesa Finance Services Corp.
9.625%, due 10/15/18[2]	775,000	831,187
Antero Resources Finance Corp.
6.000%, due 12/01/20[2]	800,000	832,000
Berry Petroleum Co.
6.750%, due 11/01/20[2]	315,000	339,413

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Managed High Yield Plus Fund Inc.
Portfolio of investments—May 31, 2013

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Energy-exploration & production—(continued)
BreitBurn Energy Partners LP/BreitBurn Finance Corp.
7.875%, due 04/15/22[2]	650,000	$705,250
Chesapeake Energy Corp.
6.625%, due 08/15/20[2]	325,000	361,562
9.500%, due 02/15/15[2]	220,000	245,300
Continental Resources, Inc.
4.500%, due 04/15/23[2,3]	450,000	454,500
Denbury Resources, Inc.
8.250%, due 02/15/20[2]	574,000	642,880
EP Energy LLC/EP Energy Finance, Inc.
9.375%, due 05/01/20[2]	750,000	850,312
EP Energy LLC/Everest Acquisition Finance, Inc.
7.750%, due 09/01/22[2]	250,000	278,750
EPE Holdings LLC/EP Energy Bond Co., Inc.
8.125%, due 12/15/17[2,3,6]	275,000	293,563
Forest Oil Corp.
7.250%, due 06/15/19[2]	865,000	860,675
7.500%, due 09/15/20[2,3]	650,000	653,250
Hilcorp Energy I LP/Hilcorp Finance Co.
7.625%, due 04/15/21[2,3]	75,000	82,500
8.000%, due 02/15/20[2,3]	300,000	331,500
Legacy Reserves LP/Legacy Reserves Finance Corp.
6.625%, due 12/01/21[2,3]	275,000	268,813
Lightstream Resources Ltd.
8.625%, due 02/01/20[2,3]	555,000	568,875
Linn Energy LLC/Linn Energy Finance Corp.
6.500%, due 05/15/19[2]	125,000	127,188
7.750%, due 02/01/21[2]	340,000	360,400
8.625%, due 04/15/20[2]	490,000	536,550
Memorial Production Partners LP/Memorial
Production Finance Corp.
7.625%, due 05/01/21[2,3]	450,000	452,250

17

Managed High Yield Plus Fund Inc.
Portfolio of investments—May 31, 2013

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Energy-exploration & production—(concluded)
Midstates Petroleum Co., Inc./Midstates Petroleum Co. LLC
10.750%, due 10/01/20[2,3]	1,375,000	$1,471,250
Plains Exploration & Production Co.
6.125%, due 06/15/19[2]	925,000	1,015,187
Quicksilver Resources, Inc.
7.125%, due 04/01/16[2]	425,000	425,000
9.125%, due 08/15/19[2]	250,000	254,375
11.750%, due 01/01/16[2]	750,000	795,000
Range Resources Corp.
5.750%, due 06/01/21[2]	550,000	581,625
8.000%, due 05/15/19[2]	300,000	327,000
Samson Investment Co.
9.750%, due 02/15/20[2,3]	350,000	364,875
SandRidge Energy, Inc.
7.500%, due 02/15/23[2]	540,000	556,200
8.750%, due 01/15/20[2]	300,000	322,500
Swift Energy Co.
7.875%, due 03/01/22[2]	300,000	313,500
Whiting Petroleum Corp.
6.500%, due 10/01/18[2]	500,000	535,000
		17,038,230
Environmental—0.11%
Clean Harbors, Inc.
5.250%, due 08/01/20[2]	150,000	156,375
Food & drug retailers—0.93%
Ingles Markets, Inc.
5.750%, due 06/15/23[2,3]	500,000	501,250
8.875%, due 05/15/17[2]	400,000	420,000
Rite Aid Corp.
9.250%, due 03/15/20[2]	350,000	395,063
		1,316,313

18

Managed High Yield Plus Fund Inc.
Portfolio of investments—May 31, 2013

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Food-wholesale—1.19%
Agrokor D.D.
8.875%, due 02/01/20[2,3]	150,000	$165,325
Michael Foods, Inc.
9.750%, due 07/15/18[2]	600,000	669,000
Viskase Cos., Inc.
9.875%, due 01/15/18[2,3]	800,000	854,000
		1,688,325
Forestry/paper—2.83%
Boise Cascade Co.
6.375%, due 11/01/20[2]	1,000,000	1,072,500
Boise Paper Holdings LLC
9.000%, due 11/01/17[2]	95,000	101,175
Boise Paper Holdings LLC/Boise Co-Issuer Co.
8.000%, due 04/01/20[2]	275,000	305,250
Clearwater Paper Corp.
4.500%, due 02/01/23[2,3]	75,000	74,063
7.125%, due 11/01/18[2]	195,000	211,087
Domtar Corp.
10.750%, due 06/01/17[2]	225,000	286,337
Georgia-Pacific LLC
8.875%, due 05/15/31[2]	825,000	1,218,074
Mercer International, Inc.
9.500%, due 12/01/17[2]	300,000	327,000
Smurfit Kappa Acquisitions
4.875%, due 09/15/18[2,3]	400,000	414,000
		4,009,486
Gaming—5.92%
Caesars Entertainment Operating Co., Inc.
5.625%, due 06/01/15[2]	390,000	351,000
10.000%, due 12/15/18	500,000	310,000
11.250%, due 06/01/17[2]	520,000	543,400

19

Managed High Yield Plus Fund Inc.
Portfolio of investments—May 31, 2013

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Gaming—(concluded)
CityCenter Holdings LLC/CityCenter Finance Corp.
10.750%, due 01/15/17[2,6]	877,262	$956,216
MGM Resorts International
6.750%, due 10/01/20[2,3]	400,000	436,000
8.625%, due 02/01/19[2]	800,000	946,000
10.000%, due 11/01/16[2]	1,545,000	1,867,519
Shingle Springs Tribal Gaming Authority
9.375%, due 06/15/15[2,3]	1,335,000	1,338,337
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp.
6.375%, due 06/01/21[2,3]	475,000	477,375
Yonkers Racing Corp.
11.375%, due 07/15/16[2,3]	1,080,000	1,147,500
		8,373,347
Gas distribution—5.35%
AmeriGas Finance LLC/AmeriGas Finance Corp.
6.750%, due 05/20/20[2]	335,000	365,150
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp.
4.750%, due 11/15/21[2,3]	425,000	414,375
Crosstex Energy LP
8.875%, due 02/15/18[2]	700,000	752,500
El Paso Corp. MTN
7.750%, due 01/15/32[2]	785,000	881,390
Ferrellgas LP/Ferrellgas Finance Corp.
9.125%, due 10/01/17[2]	500,000	530,000
Hiland Partners LP/Hiland Partners Finance Corp.
7.250%, due 10/01/20[2,3]	575,000	626,750
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.
6.750%, due 11/01/20[2]	200,000	218,000
Niska Gas Storage US LLC/Niska Gas Storage Canada ULC
8.875%, due 03/15/18[2]	475,000	498,750

20

Managed High Yield Plus Fund Inc.
Portfolio of investments—May 31, 2013

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Gas distribution—(concluded)
Penn Virginia Resource Partners LP/Penn Virginia Resource Finance Corp. II
6.500%, due 05/15/21[2,3]	225,000	$225,844
8.375%, due 06/01/20[2]	450,000	489,375
Sabine Pass Liquefaction LLC
5.625%, due 02/01/21[2,3]	1,925,000	1,932,219
Suburban Propane Partners LP/Suburban Energy Finance Corp.
7.500%, due 10/01/18[2]	422,000	453,122
Tesoro Logistics LP/Tesoro Logistics Finance Corp.
5.875%, due 10/01/20[2,3]	175,000	182,438
		7,569,913
Health facilities—3.18%
Capella Healthcare, Inc.
9.250%, due 07/01/17[2]	200,000	214,250
CHS/Community Health Systems, Inc.
5.125%, due 08/15/18[2]	200,000	208,500
7.125%, due 07/15/20[2]	450,000	493,875
8.000%, due 11/15/19[2]	225,000	247,500
HCA, Inc.
5.875%, due 03/15/22[2]	150,000	164,625
7.500%, due 02/15/22[2]	620,000	722,300
7.875%, due 02/15/20[2]	300,000	327,000
8.500%, due 04/15/19[2]	500,000	545,000
Tenet Healthcare Corp.
4.375%, due 10/01/21[2,3]	475,000	460,750
6.875%, due 11/15/31[2]	225,000	212,625
8.000%, due 08/01/20[2]	150,000	164,625
United Surgical Partners International, Inc.
9.000%, due 04/01/20[2]	650,000	726,375
US Oncology, Inc.
9.125%, due 08/15/17[2,7]	250,000	9,687
		4,497,112

21

Managed High Yield Plus Fund Inc.
Portfolio of investments—May 31, 2013

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Health services—0.90%
ExamWorks Group, Inc.
9.000%, due 07/15/19[2]	850,000	$935,000
IMS Health, Inc.
6.000%, due 11/01/20[2,3]	325,000	343,688
		1,278,688
Hotels—0.45%
Felcor Lodging LP
6.750%, due 06/01/19[2]	335,000	357,612
Host Hotels & Resorts LP
4.750%, due 03/01/23[2]	200,000	211,582
6.000%, due 10/01/21[2]	55,000	63,014
		632,208
Household & leisure products—0.11%
Brunswick Corp.
4.625%, due 05/15/21[2,3]	150,000	150,938
Investments & miscellaneous financial services—0.54%
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
8.000%, due 01/15/18[2]	725,000	768,500
Leisure—2.02%
Diamond Resorts Corp.
12.000%, due 08/15/18[2]	1,200,000	1,339,500
Royal Caribbean Cruises Ltd.
5.250%, due 11/15/22[2]	250,000	260,000
7.500%, due 10/15/27	950,000	1,073,500
Speedway Motorsports, Inc.
6.750%, due 02/01/19[2]	175,000	186,375
		2,859,375
Life insurance—0.26%
American General Institutional Capital A
7.570%, due 12/01/45[2,3]	300,000	372,380

22

Managed High Yield Plus Fund Inc.
Portfolio of investments—May 31, 2013

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Machinery—0.80%
Case New Holland, Inc.
7.875%, due 12/01/17[2]	515,000	$605,125
The Manitowoc Co., Inc.
8.500%, due 11/01/20[2]	465,000	528,938
		1,134,063
Managed care—0.93%
Multiplan, Inc.
9.875%, due 09/01/18[2,3]	1,175,000	1,316,000
Media-broadcast—1.57%
Clear Channel Communications, Inc.
9.000%, due 12/15/19[2,3]	350,000	351,750
10.750%, due 08/01/16[2]	435,000	407,812
Nexstar Broadcasting, Inc./Mission Broadcasting, Inc.
8.875%, due 04/15/17[2]	325,000	353,438
Sinclair Television Group, Inc.
6.125%, due 10/01/22[2,3]	250,000	260,625
8.375%, due 10/15/18[2]	350,000	386,750
Sirius XM Radio, Inc.
4.250%, due 05/15/20[2,3]	175,000	171,500
4.625%, due 05/15/23[2,3]	300,000	288,000
		2,219,875
Media-cable—7.59%
Cablevision Systems Corp.
8.625%, due 09/15/17[2]	640,000	745,600
CCO Holdings LLC/CCO Holdings Capital Corp.
6.500%, due 04/30/21[2]	450,000	483,750
8.125%, due 04/30/20[2]	950,000	1,061,625
Cequel Communications Holdings I LLC/Cequel Capital Corp.
5.125%, due 12/15/21[2,3]	400,000	392,500
Cogeco Cable, Inc.
4.875%, due 05/01/20[2,3]	350,000	349,125

23

Managed High Yield Plus Fund Inc.
Portfolio of investments—May 31, 2013

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Media-cable—(concluded)
CSC Holdings LLC
8.625%, due 02/15/19[2]	475,000	$566,437
DISH DBS Corp.
5.000%, due 05/15/17[2,3]	725,000	725,000
7.875%, due 09/01/19[2]	1,775,000	1,990,219
Nara Cable Funding Ltd.
8.875%, due 12/01/18[2,3]	1,075,000	1,134,125
Ono Finance II PLC
10.875%, due 07/15/19[2,3]	525,000	555,188
UPCB Finance V Ltd.
7.250%, due 11/15/21[2,3]	600,000	661,500
Videotron Ltee
5.000%, due 07/15/22[2]	335,000	343,375
Virgin Media Finance PLC
5.250%, due 02/15/22[2]	475,000	479,156
8.375%, due 10/15/19[2]	334,000	373,245
WideOpenWest Finance LLC/WideOpenWest Capital Corp.
10.250%, due 07/15/19[2]	775,000	873,812
		10,734,657
Media-diversified—0.37%
Entravision Communications Corp.
8.750%, due 08/01/17[2]	485,000	520,163
Media-services—0.50%
Nielsen Finance LLC/Nielson Finance Co.
7.750%, due 10/15/18[2]	225,000	247,500
11.625%, due 02/01/14[2]	81,000	85,860
WMG Acquisition Corp.
6.000%, due 01/15/21[2,3]	350,000	369,250
		702,610

24

Managed High Yield Plus Fund Inc.
Portfolio of investments—May 31, 2013

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Medical products—0.52%
Grifols, Inc.
8.250%, due 02/01/18[2]	580,000	$631,475
Hologic, Inc.
6.250%, due 08/01/20[2]	100,000	106,875
		738,350
Metals/mining excluding steel—2.68%
Arch Coal, Inc.
8.750%, due 08/01/16[2]	125,000	128,906
9.875%, due 06/15/19[2,3]	475,000	489,250
CONSOL Energy, Inc.
8.250%, due 04/01/20[2]	200,000	221,000
FMG Resources (August 2006)
8.250%, due 11/01/19[2,3]	450,000	474,750
Hecla Mining Co.
6.875%, due 05/01/21[2,3]	625,000	604,688
Inmet Mining Corp.
8.750%, due 06/01/20[2,3]	900,000	969,750
Murray Energy Corp.
8.625%, due 06/15/21[2,3]	75,000	77,250
Novelis, Inc.
8.375%, due 12/15/17[2]	400,000	432,000
Peabody Energy Corp.
7.375%, due 11/01/16[2]	350,000	399,000
		3,796,594
Multi-line insurance—0.54%
AXA SA
6.379%, due 12/14/36[2,3,4,5]	750,000	757,500
Oil field equipment & services—3.80%
CHC Helicopter SA
9.250%, due 10/15/20[2]	200,000	214,500

25

Managed High Yield Plus Fund Inc.
Portfolio of investments—May 31, 2013

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Oil field equipment & services—(concluded)
Chesapeake Oilfield Operating LLC/Chesapeake Oilfield Finance, Inc.
6.625%, due 11/15/19[2,3,8]	740,000	$777,000
Expro Finance Luxembourg
8.500%, due 12/15/16[2,3]	227,000	238,350
Helix Energy Solutions Group, Inc.
9.500%, due 01/15/16[2,3]	423,000	434,633
Key Energy Services, Inc.
6.750%, due 03/01/21[2]	650,000	658,125
Offshore Group Investment Ltd.
7.500%, due 11/01/19[2]	1,200,000	1,296,000
Pacific Drilling SA
5.375%, due 06/01/20[2,3]	450,000	445,500
SESI LLC
7.125%, due 12/15/21[2]	1,165,000	1,307,712
		5,371,820
Oil refining & marketing—1.33%
CVR Refining LLC/Coffeyville Finance, Inc.
6.500%, due 11/01/22[2,3]	275,000	284,625
Tesoro Corp.
4.250%, due 10/01/17[2]	500,000	520,000
5.375%, due 10/01/22[2]	500,000	525,000
9.750%, due 06/01/19[2]	500,000	555,000
		1,884,625
Packaging—5.40%
Ardagh Packaging Finance PLC
4.875%, due 11/15/22[2,3]	500,000	498,750
7.375%, due 10/15/17[2,3]	505,000	549,187
9.125%, due 10/15/20[2,3]	500,000	550,000
Crown Americas LLC/Crown Americas Capital Corp. IV
4.500%, due 01/15/23[2,3]	300,000	293,250

26

Managed High Yield Plus Fund Inc.
Portfolio of investments—May 31, 2013

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Packaging—(concluded)
Graphic Packaging International, Inc.
4.750%, due 04/15/21[2]	350,000	$353,500
7.875%, due 10/01/18[2]	185,000	203,038
Owens-Brockway Glass Container, Inc.
7.375%, due 05/15/16[2]	985,000	1,127,825
Pactiv LLC
8.125%, due 06/15/17[2]	275,000	290,812
Reynolds Group Issuer, Inc.
5.750%, due 10/15/20[2]	500,000	507,500
7.875%, due 08/15/19[2]	1,225,000	1,341,375
9.875%, due 08/15/19[2]	1,000,000	1,090,000
Sealed Air Corp.
5.250%, due 04/01/23[2,3]	150,000	151,500
8.375%, due 09/15/21[2,3]	585,000	675,675
		7,632,412
Personal & casualty insurance—1.00%
Liberty Mutual Group, Inc.
10.750%, due 06/15/58[2,3,4]	520,000	816,400
XL Group PLC, Series E
6.500%, due 04/15/17[2,4,5]	590,000	591,475
		1,407,875
Pharmaceuticals—2.40%
ConvaTec Healthcare SA
10.500%, due 12/15/18[2,3]	1,150,000	1,316,750
Elan Finance PLC/Elan Finance Corp.
6.250%, due 06/15/21[2,3]	200,000	201,000
Endo Health Solutions, Inc.
7.250%, due 01/15/22[2]	275,000	296,313
Sky Growth Acquisition Corp.
7.375%, due 10/15/20[2,3]	175,000	185,938
Valeant Pharmaceuticals International
7.000%, due 10/01/20[2,3]	955,000	1,029,012

27

Managed High Yield Plus Fund Inc.
Portfolio of investments—May 31, 2013

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Pharmaceuticals—(concluded)
VPI Escrow Corp.
6.375%, due 10/15/20[2,3]	175,000	$183,750
Warner Chilcott Co. LLC/Warner Chilcott Finance LLC
7.750%, due 09/15/18[2]	170,000	187,531
		3,400,294
Printing & publishing—1.14%
Gannett Co., Inc.
9.375%, due 11/15/17[2]	300,000	323,250
RR Donnelley & Sons Co.
7.875%, due 03/15/21[2]	300,000	317,625
The McClatchy Co.
9.000%, due 12/15/22[2,3]	900,000	972,000
		1,612,875
Real estate development & management—0.93%
CB Richard Ellis Services, Inc.
11.625%, due 06/15/17[2]	400,000	424,400
CBRE Services, Inc.
5.000%, due 03/15/23[2]	450,000	448,875
Realogy Corp.
7.875%, due 02/15/19[2,3]	400,000	439,000
		1,312,275
Real estate investment trusts—1.42%
Developers Diversified Realty Corp.
9.625%, due 03/15/16[2]	600,000	725,584
DuPont Fabros Technology LP
8.500%, due 12/15/17[2]	1,200,000	1,284,000
		2,009,584
Software/services—4.00%
Ceridian Corp.
11.250%, due 11/15/15[2,8]	630,000	648,900
Epicor Software Corp.
8.625%, due 05/01/19[2]	500,000	543,750

28

Managed High Yield Plus Fund Inc.
Portfolio of investments—May 31, 2013

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Software/services—(concluded)
First Data Corp.
10.625%, due 06/15/21[2,3]	275,000	$276,375
11.250%, due 03/31/16[2]	1,200,000	1,206,000
12.625%, due 01/15/21[2]	750,000	819,375
Infor US, Inc.
9.375%, due 04/01/19[2]	500,000	563,750
11.500%, due 07/15/18[2]	400,000	469,000
MedAssets, Inc.
8.000%, due 11/15/18[2]	600,000	657,000
SunGard Data Systems, Inc.
7.375%, due 11/15/18[2]	450,000	479,250
		5,663,400
Specialty retail—4.26%
Burlington Coat Factory Warehouse Corp.
10.000%, due 02/15/19[2]	625,000	697,656
Burlington Holdings LLC/Burlington Holding Finance, Inc.
9.000%, due 02/15/18[2,3,6]	350,000	355,688
Claire’s Stores, Inc.
7.750%, due 06/01/20[2,3]	475,000	480,937
8.875%, due 03/15/19[2]	500,000	536,250
Coinstar, Inc.
6.000%, due 03/15/19[2,3]	225,000	229,500
CST Brands, Inc.
5.000%, due 05/01/23[2,3]	100,000	101,000
L Brands, Inc.
5.625%, due 02/15/22[2]	150,000	160,313
7.600%, due 07/15/37[2]	450,000	483,750
LKQ Corp.
4.750%, due 05/15/23[2,3]	425,000	423,937
Party City Holdings, Inc.
8.875%, due 08/01/20[2,3]	475,000	533,187

29

Managed High Yield Plus Fund Inc.
Portfolio of investments—May 31, 2013

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Specialty retail—(concluded)
Petco Animal Supplies, Inc.
9.250%, due 12/01/18[2,3]	550,000	$599,500
Petco Holdings, Inc.
8.500%, due 10/15/17[2,3,6]	625,000	639,844
YCC Holdings LLC/Yankee Finance, Inc.
10.250%, due 02/15/16[2,6]	760,000	781,858
		6,023,420
Steel producers/products—1.64%
ArcelorMittal
4.250%, due 08/05/15[2,8]	300,000	309,750
6.750%, due 02/25/22[2,8]	550,000	588,500
7.500%, due 10/15/39[2,8]	250,000	251,250
Commercial Metals Co.
4.875%, due 05/15/23[2]	400,000	381,000
Severstal Columbus LLC
10.250%, due 02/15/18[2]	400,000	428,000
US Steel Corp.
7.375%, due 04/01/20[2]	350,000	356,125
		2,314,625
Support-services—6.35%
Algeco Scotsman Global Finance PLC
10.750%, due 10/15/19[2,3]	625,000	618,750
Aramark Corp.
5.750%, due 03/15/20[2,3]	175,000	181,125
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
5.500%, due 04/01/23[2,3]	275,000	277,750
FTI Consulting, Inc.
6.750%, due 10/01/20[2]	175,000	187,250
Interactive Data Corp.
10.250%, due 08/01/18[2]	360,000	404,568
Iron Mountain, Inc.
8.000%, due 06/15/20[2]	360,000	374,940

30

Managed High Yield Plus Fund Inc.
Portfolio of investments—May 31, 2013

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Support-services—(concluded)
Reliance Intermediate Holdings LP
9.500%, due 12/15/19[2,3]	700,000	$773,500
ServiceMaster Co.
7.000%, due 08/15/20[2]	350,000	346,938
8.000%, due 02/15/20[2]	750,000	771,562
SquareTwo Financial Corp.
11.625%, due 04/01/17[2]	2,625,000	2,789,062
The Geo Group, Inc.
5.125%, due 04/01/23[2,3]	225,000	229,500
7.750%, due 10/15/17[2]	500,000	528,125
The Hertz Corp.
5.875%, due 10/15/20[2]	200,000	211,000
United Rentals North America, Inc.
5.750%, due 07/15/18[2]	200,000	213,500
6.125%, due 06/15/23[2]	150,000	157,125
UR Merger Sub Corp.
8.250%, due 02/01/21[2]	100,000	110,750
West Corp.
7.875%, due 01/15/19[2]	750,000	813,750
		8,989,195
Telecom-integrated/services—7.22%
CenturyLink, Inc.
6.450%, due 06/15/21[2]	625,000	670,312
7.600%, due 09/15/39[2]	150,000	150,000
Embarq Corp.
7.995%, due 06/01/36[2]	125,000	135,433
Equinix, Inc.
5.375%, due 04/01/23[2]	650,000	671,125
7.000%, due 07/15/21[2]	150,000	166,875
Frontier Communications Corp.
8.500%, due 04/15/20[2]	750,000	858,750
9.000%, due 08/15/31[2]	545,000	564,075
9.250%, due 07/01/21[2]	375,000	436,875

31

Managed High Yield Plus Fund Inc.
Portfolio of investments—May 31, 2013

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Telecom-integrated/services—(concluded)
Intelsat Jackson Holdings SA
5.500%, due 08/01/23[2,3]	225,000	$220,500
7.250%, due 10/15/20[2]	825,000	895,125
Intelsat Luxembourg Ltd.
6.750%, due 06/01/18[2,3]	100,000	104,250
7.750%, due 06/01/21[2,3]	450,000	473,063
11.250%, due 02/04/17[2]	795,000	841,110
Level 3 Communications, Inc.
11.875%, due 02/01/19[2]	525,000	602,438
Level 3 Financing, Inc.
8.625%, due 07/15/20[2]	75,000	82,500
10.000%, due 02/01/18[2]	1,085,000	1,179,937
PAETEC Holding Corp.
9.875%, due 12/01/18[2]	1,150,000	1,308,125
Windstream Corp.
7.750%, due 10/01/21[2]	800,000	860,000
		10,220,493
Telecom-wireless—5.08%
Clearwire Communications LLC/Finance
12.000%, due 12/01/15[2,3]	335,000	358,048
Crown Castle International Corp.
5.250%, due 01/15/23[2]	425,000	430,313
MetroPCS Wireless, Inc.
6.625%, due 04/01/23[2,3]	450,000	475,875
SBA Telecommunications, Inc.
5.750%, due 07/15/20[2,3]	150,000	156,000
Sprint Capital Corp.
6.875%, due 11/15/28[2]	600,000	600,000
6.900%, due 05/01/19[2]	300,000	324,750
8.750%, due 03/15/32[2]	300,000	349,500

32

Managed High Yield Plus Fund Inc.
Portfolio of investments—May 31, 2013

Security description	Face amount[1]	Value
Corporate bonds—(continued)
Telecom-wireless—(concluded)
Sprint Nextel Corp.
6.000%, due 12/01/16[2]	925,000	$999,000
8.375%, due 08/15/17[2]	605,000	697,262
9.000%, due 11/15/18[2,3]	600,000	727,500
9.125%, due 03/01/17[2]	235,000	274,950
11.500%, due 11/15/21[2]	125,000	172,500
Wind Acquisition Finance SA
6.500%, due 04/30/20[2,3]	200,000	205,500
7.250%, due 02/15/18[2,3]	350,000	364,875
11.750%, due 07/15/17[2,3]	1,000,000	1,052,500
		7,188,573
Telecommunications equipment—0.79%
Avaya, Inc.
7.000%, due 04/01/19[2,3]	250,000	233,125
CDW LLC/CDW Finance Corp.
8.500%, due 04/01/19[2]	305,000	337,406
12.535%, due 10/12/17[2]	515,000	553,625
		1,124,156
Textile/apparel—0.28%
Quiksilver, Inc.
6.875%, due 04/15/15[2]	400,000	400,004
Theaters & entertainment—0.77%
AMC Entertainment, Inc.
8.750%, due 06/01/19[2]	275,000	301,813
9.750%, due 12/01/20[2]	395,000	456,225
Cinemark USA, Inc.
4.875%, due 06/01/23[2,3]	325,000	323,781
		1,081,819
Transportation excluding air/rail—1.01%
Marquette Transportation Co./Marquette
Transportation Finance Corp.
10.875%, due 01/15/17[2]	500,000	541,250

33

Managed High Yield Plus Fund Inc.
Portfolio of investments—May 31, 2013

Security description	Face amount[1]	Value
Corporate bonds—(concluded)
Transportation excluding air/rail—(concluded)
Navios Maritime Acquisition Corp./Navios
Acquisition Finance US, Inc.
8.625%, due 11/01/17	435,000	$450,225
Navios Maritime Holdings, Inc./Navios Maritime
Finance US, Inc.
8.875%, due 11/01/17	415,000	436,787
		1,428,262
Total corporate bonds (cost—$183,488,661)		192,374,705
Repurchase agreement—4.09%
Repurchase agreement dated 05/31/13 with State
Street Bank and Trust Co., 0.010% due 06/03/13,
collateralized by $6,061,049 Federal Home Loan
Mortgage Corp. obligations, 2.000% to 2.100%
due 10/17/22 to 11/02/22 and $8,908 Federal
National Mortgage Association obligations, 2.080%
due 11/02/22; (value—$5,905,888); proceeds:
$5,790,005 (cost—$5,790,000)	5,790,000	5,790,000
Total investments (cost—$189,278,661)—140.08%		198,164,705
Liabilities in excess of other assets—(40.08)%		(56,696,803)
Net assets—100.00%		$141,467,902

For a listing of defined portfolio acronyms and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 37.

Aggregate cost for federal income tax purposes was $189,291,858; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$9,460,565
Gross unrealized depreciation	(587,718)
Net unrealized appreciation	$8,872,847

34

Managed High Yield Plus Fund Inc.
Portfolio of investments—May 31, 2013

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of May 31, 2013 in valuing the Fund’s investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$192,365,018	$9,687	$192,374,705
Repurchase agreement	—	5,790,000	—	5,790,000
Total	$—	$198,155,018	$9,687	$198,164,705

At May 31, 2013, there were no transfers between Level 1 and Level 2.

The following is a rollforward of the Fund’s investments that were valued using unobservable inputs (Level 3) for the year ended May 31, 2013:

Corporate bond
Beginning balance	$—
Purchases	—
Sales	—
Accrued discounts/(premiums)	—
Total realized gain/(loss)	—
Net change in unrealized appreciation/depreciation	—
Transfers into Level 3	9,687
Transfers out of Level 3	—
Ending balance	$9,687

35

Managed High Yield Plus Fund Inc.
Portfolio of investments—May 31, 2013

The change in unrealized appreciation/depreciation relating to the Level 3 investment held at May 31, 2013 was $5,937. Transfer into Level 3 represents the value at the end of the period. At May 31, 2013, a security was transferred from Level 2 to Level 3 as the valuation is based primarily on unobservable inputs.

Issuer breakdown by country or territory of origin (unaudited)

Percentage of total investments
United States	82.8%
Luxembourg	4.3
Canada	2.8
United Kingdom	2.5
Ireland	2.3
Cayman Islands	1.6
Netherlands	1.1
Liberia	0.7
Marshall Islands	0.4
France	0.4
Mexico	0.3
Australia	0.2
Norway	0.2
Singapore	0.2
Puerto Rico	0.1
Croatia	0.1
Total	100.0%

36

Managed High Yield Plus Fund Inc.
Portfolio of investments—May 31, 2013

Portfolio footnotes

[1] In US Dollars unless otherwise indicated.
[2] Entire or partial amount pledged as collateral for bank loan.

[3] Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 45.93% of net assets as of May 31, 2013, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

[4] Variable or floating rate security. The interest rate shown is the current rate as of May 31, 2013 and changes periodically.
[5] Perpetual bond security. The maturity date reflects the next call date.
[6] Payment-in-kind security for which part of the income earned may be paid as additional principal.
[7] Security called in full on February 16, 2011. Position represents remaining escrow balance expected to be received upon finalization of call premium.
[8] Step bond that converts to the noted fixed rate at a designated future date.

Portfolio acronym:

MTN	Medium Term Note

Currency acronym:

EUR	Euro

See accompanying notes to financial statements	37

Managed High Yield Plus Fund Inc.
Statement of assets and liabilities—May 31, 2013

Assets:
Investments in securities, at value (cost—$189,278,661)	$198,164,705
Foreign currency, at value (cost—$2,483)	2,461
Receivable for investments sold	1,712,329
Receivable for interest	3,693,007
Receivable for foreign tax reclaims	11,722
Other assets	57,460
Total assets	203,641,684
Liabilities:
Payable for bank loan	60,000,000
Payable for investments purchased	1,674,687
Payable to custodian	203,705
Payable to investment manager and administrator	94,408
Payable for interest on bank loan	51,780
Dividends payable to shareholders	10,225
Payable for foreign withholding taxes	1,074
Accrued expenses and other liabilities	137,903
Total liabilities	62,173,782
Net assets:
Capital stock—$0.001 par value; 200,000,000 shares authorized;
62,153,062 shares issued and outstanding	$347,372,720
Accumulated undistributed net investment income	168,577
Accumulated net realized loss	(214,959,374)
Net unrealized appreciation	8,885,979
Net assets	$141,467,902
Net asset value per share	$2.28

38	See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.
Statement of operations

For the year ended May 31, 2013
Investment income:
Interest and other income (net of foreign withholding taxes of $4,909)	$13,309,705
Expenses:
Investment management and administration fees	1,312,102
Interest expense, loan commitment and other loan fees	529,602
Professional fees	158,262
Reports and notices to shareholders	76,194
Stock exchange listing fees	52,137
Custody and accounting fees	49,049
Directors’ fees	15,508
Transfer agency fees	12,571
Insurance fees	2,711
Other expenses	22,343
2,230,479
Fee waivers by investment manager and administrator	(281,165)
Net expenses	1,949,314
Net investment income	11,360,391
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments	3,348,601
Forward foreign currency contracts	(12,664)
Foreign currency transactions	(25,202)
Net realized gain	3,310,735
Net change in unrealized appreciation/depreciation of:
Investments	6,873,016
Forward foreign currency contracts	(96,539)
Other assets and liabilities denominated in foreign currency	65,014
Net change in unrealized appreciation/depreciation	6,841,491
Net realized and unrealized gain from investment activities	10,152,226
Net increase in net assets resulting from operations	$21,512,617

See accompanying notes to financial statements	39

Managed High Yield Plus Fund Inc.
Statement of changes in net assets

	For the years ended May 31,
	2013	2012
From operations:
Net investment income	$11,360,391	$12,283,092
Net realized gain (loss)	3,310,735	(6,675,398)
Net change in unrealized
appreciation/depreciation	6,841,491	(1,503,910)
Net increase in net assets resulting
from operations	21,512,617	4,103,784
Dividends to shareholders from:
Net investment income	(11,260,870)	(12,982,209)
Capital stock transactions:
Proceeds from shares issued through
dividends reinvested	62,310	502,099
Net increase (decrease) in net assets	10,314,057	(8,376,326)
Net assets:
Beginning of year	131,153,845	139,530,171
End of year	$141,467,902	$131,153,845
Accumulated undistributed net
investment income	$168,577	$62,779

40	See accompanying notes to financial statements

Managed High Yield Plus Fund Inc.
Statement of cash flows

For the year ended May 31, 2013
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$21,512,617
Adjustments to reconcile net increase in net assets resulting from operations to net cash used for operating activities:
Purchases of long-term investments	(119,300,482)
Proceeds from disposition of long-term investments	88,925,409
Net proceeds from short-term investments	2,450,000
Net realized (gains) from investments in securities	(3,348,601)
Net realized losses from foreign currency transactions	25,202
Net accretion of bond discount and amortization of bond
premium	636,986
Net change in unrealized appreciation/depreciation of investments
in securities	(6,873,016)
Net change in unrealized appreciation/depreciation of forward
foreign currency contracts	96,539
Changes in assets and liabilities:
(Increase) decrease in assets:
Receivable for interest	(236,964)
Receivable for foreign tax reclaims	(4,539)
Other assets	(3,668)
Increase (decrease) in liabilities:
Payable to investment manager and administrator	15,825
Payable for foreign withholding taxes	1,074
Payable for interest on bank loan	14,679
Accrued expenses and other liabilities	6,802
Net cash used for operating activities	(16,082,137)

CASH FLOWS FROM FINANCING ACTIVITIES
Increase in bank loan	25,500,000
Increase in due to custodian	203,705
Dividends paid to shareholders	(11,188,335)
Net cash provided by financing activities	14,515,370
Net decrease in cash and foreign currency	(1,566,767)
Cash and foreign currency, beginning of year	1,569,228
Cash and foreign currency, end of year	$2,461
Supplemental disclosure of cash flow information:
Reinvestment of dividends	$62,310
Cash paid during the year for interest	$514,923

See accompanying notes to financial statements	41

Managed High Yield Plus Fund Inc.
Financial highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

Year ended May 31, 2013
Net asset value, beginning of year	$2.11
Net investment income[1]	0.18
Net realized and unrealized gains (losses)	0.17
Net increase (decrease) from operations	0.35
Dividends from net investment income	(0.18)
Net asset value, end of year	$2.28
Market value, end of year	$2.12
Total net asset value return[2]	17.19%
Total market price return[3]	9.67%
Ratios to average net assets:
Expenses before fee waivers including interest expense,
loan commitment and other fees	1.61%
Expenses after fee waivers including interest expense,
loan commitment and other fees	1.41%
Expenses after fee waivers excluding interest expense,
loan commitment and other fees	1.03%
Net investment income	8.22%
Supplemental data:
Net assets, end of year (000’s)	$141,468
Portfolio turnover	51%
Asset coverage[4]	$3,358

[1] Calculated using the average shares method.

[2] Total net asset value return is calculated assuming a $10,000 purchase of common stock at the current net asset value on the first day of each year reported and a sale at the current net asset value on the last day of each year reported, and assuming reinvestment of dividends at the net asset value on the payable dates. Total net asset value return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends or a sale of Fund shares. Total return based on net asset value is hypothetical as investors can not purchase or sell Fund shares at net asset value but only at market prices.

42	See accompanying notes to financial statements

Years ended May 31,
2012	2011	2010	2009
$2.25	$2.07	$1.70	$3.69
0.20	0.23	0.24	0.31
(0.13)	0.19	0.35	(1.95)
0.07	0.42	0.59	(1.64)
(0.21)	(0.24)	(0.22)	(0.35)
$2.11	$2.25	$2.07	$1.70
$2.10	$2.57	$2.06	$1.52
3.57%	21.12%	35.95%	(45.30)%
(9.86)%	38.87%	52.14%	(49.17)%

1.66%	1.79%	2.11%	3.46%

1.46%	1.59%	1.95%	3.46%

1.01%	1.04%	1.13%	1.29%
9.41%	10.44%	11.90%	14.24%

$131,154	$139,530	$127,313	$103,922
50%	64%	71%	37%
$4,802	$4,283	$5,244	$4,712

[3] Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each year reported and a sale at the current market price on the last day of each year reported, and assuming reinvestment of dividends at prices obtained under the Fund’s Dividend Reinvestment Plan. Total market price return does not reflect brokerage commissions or the deduction of taxes that a shareholder would pay on Fund dividends or a sale of Fund shares.

[4] Per $1,000 of bank loans outstanding.

43

Managed High Yield Plus Fund Inc.
Notes to financial statements

Organization and significant accounting policies
Managed High Yield Plus Fund Inc. (the “Fund”) was incorporated in Maryland on April 24, 1998, and is registered with the US Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”), as a closed-end diversified management investment company. The Fund’s primary investment objective is to seek high income. Its secondary objective is to seek capital appreciation.

In the normal course of business the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Fund’s financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments
The Fund calculates its net asset value based on the current market value, where available, for its portfolio securities. The Fund normally obtains market values for its securities from independent pricing sources and broker-dealers. Independent pricing sources may use official market closing prices, last reported sale prices, current market quotations or valuations from computerized evaluation systems that derive values based on comparable securities or instruments. An evaluation system incorporates parameters such as security quality, maturity and

44

Managed High Yield Plus Fund Inc.
Notes to financial statements

coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio securities or instruments. Securities and instruments traded in the over-the-counter (“OTC”) market and listed on The Nasdaq Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available on the valuation date prior to valuation. Securities and instruments which are listed on US and foreign stock exchanges normally are valued at the market close, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. (“UBS Global AM”), the investment manager and administrator of the Fund. UBS Global AM is an indirect wholly owned asset management subsidiary of UBS AG, an internationally diversified organization with headquarters in Zurich and Basel, Switzerland and operations in many areas of the financial services industry. If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”).

The Board has delegated to the UBS Global AM Global Valuation Committee (“GVC”) the responsibility for making fair value determinations with respect to the Fund’s holdings. The GVC is comprised of representatives of management, including members of the investment team. The GVC provides reports to the Board at each quarterly meeting regarding any securities or instruments that have been fair valued, valued pursuant to standing instructions approved by the GVC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the GVC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews of securities valuations.

45

Managed High Yield Plus Fund Inc.
Notes to financial statements

The types of securities and other instruments for which such fair value pricing may be necessary include, but are not limited to: foreign securities and instruments under some circumstances, as discussed below; securities of an issuer that has entered into a restructuring; securities or instruments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and securities or instruments that are restricted as to transfer or resale. Various factors may be reviewed in order to make a good faith determination of a security’s or instrument’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the securities or instruments; and the evaluation of forces which influence the market in which the securities or instruments are purchased and sold. Valuing securities and other instruments at fair value involves greater reliance on judgment than valuing securities and other instruments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by an independent third party.

The Fund expects to price most of its portfolio holdings based on current market value, as discussed previously. Securities and other instruments for which market quotations are not readily available may be valued based upon appraisals received from a pricing service using a computerized evaluation system or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments. Securities and other instruments also may be valued based on appraisals derived from information concerning the security or instrument or similar securities or instruments received from recognized dealers in those holdings. If the Fund concludes that a market quotation is not readily available for a portfolio security or instrument for any number of reasons, including the occurrence of a “significant event” (e.g., natural disaster or governmental action), after the close of trading in its principal domestic or foreign market but before the close of regular trading on the New York Stock Exchange (“NYSE”), the Fund will use fair value methods to reflect those events.

46

Managed High Yield Plus Fund Inc.
Notes to financial statements

Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

US GAAP requires disclosure regarding the various inputs that are used in determining the value of the Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.
Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.
Level 3—Unobservable inputs inclusive of the Fund’s own assumptions in determining the fair value of investments.

In accordance with the requirements of US GAAP, a fair value hierarchy has been included near the end of the Fund’s Portfolio of investments.

In January 2013, Accounting Standards Update 2013-01 (“ASU 2013-01”), “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities”, replaced Accounting Standards Update 2011-11 (“ASU 2011-11”), “Disclosures about Offsetting Assets and Liabilities”. ASU 2013-01 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 was intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. ASU 2013-01 limits the scope of the new balance sheet offsetting disclosures to derivatives, repurchase agreements, and securities lending transactions to the extent that they are (1) offset in the financial statements or (2) subject to an enforceable master netting arrangement or similar agreement. Management is currently evaluating the application of ASU 2013-01 and its impact, if any, on the Fund’s financial statements.

The provisions of ASC Topic 815 “Derivatives and Hedging” (“ASC Topic 815”) require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and

47

Managed High Yield Plus Fund Inc.
Notes to financial statements

disclosures about credit-risk related contingent features in derivative agreements. Since investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations, they do not qualify for hedge accounting under ASC Topic 815. Accordingly, even though a Fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC Topic 815. ASC Topic 815 requires (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. The Fund’s derivative exposure during the year ended May 31, 2013 was limited to forward foreign currency contracts. Certain derivative contracts entered into by the Fund may contain credit risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request cash margin and/or terminate the derivative contract.

Repurchase agreements
The Fund may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller’s agreement to repurchase them at an agreed upon date (or upon demand) and price. The Fund maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian or sub-custodian that maintains a separate account for both the Fund and its counterparty. The underlying collateral is valued daily in an effort to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate

48

Managed High Yield Plus Fund Inc.
Notes to financial statements

bonds, equities and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller’s guarantor, if any) becomes insolvent, the Fund may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed or advised by UBS Global AM.

Under certain circumstances, the Fund may engage in a repurchase agreement transaction with a yield of zero in order to invest cash amounts remaining in its portfolio at the end of the day to avoid having the Fund assessed a fee for uninvested cash held in a business account at a bank.

Restricted securities
The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund’s Portfolio of investments.

Investment transactions and investment income
Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date (“ex-date”). Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

49

Managed High Yield Plus Fund Inc.
Notes to financial statements

Foreign currency translation
The books and records of the Fund are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included on the Statement of operations.

The Fund does not generally isolate the effects of fluctuations in foreign exchange rates from the effects of fluctuations in the market prices of securities. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to US federal income tax regulations. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Forward foreign currency contracts
The Fund may enter into forward foreign currency contracts (“forward contracts”) in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular currency. The Fund may also use forward contracts in an attempt to enhance income, realized gains or manage its foreign currency exposure.

The Fund may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Fund to deliver an amount of foreign currency in excess of the value of the position being hedged by such contracts or (2) the Fund identifies cash or liquid securities in an amount not less than the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

50

Managed High Yield Plus Fund Inc.
Notes to financial statements

Credit risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts. The Fund is also exposed to foreign currency risk due to unanticipated movements in the value of foreign currencies relative to the US dollar.

Fluctuations in the value of open forward contracts are recorded for book purposes as unrealized gains or losses by the Fund. Realized gains and losses include net gains or losses recognized by the Fund on contracts which have been sold or matured. Each of these components is reflected in the Statement of operations. Details of open forward contracts can be found in the Portfolio of investments. Net realized foreign currency gain (loss) from forward foreign currency contracts is treated as capital gain (loss) for income tax purposes.

Dividends and distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from US GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk
The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments, including those particular to a specific industry, country, state or region. In addition, the Fund’s use of leverage creates greater volatility in the Fund’s net asset value and market price of its shares.

Investment manager and administrator
The Board has approved an investment management and administration contract (“Management Contract”) with UBS Global AM, under which UBS Global AM serves as investment manager and administrator of the Fund. In accordance with the Management Contract, the Fund

51

Managed High Yield Plus Fund Inc.
Notes to financial statements

pays UBS Global AM an investment management and administration fee, which is accrued weekly and paid monthly, at the annual rate of 0.70% of the Fund’s average weekly total assets minus liabilities other than the aggregate indebtedness constituting leverage. UBS Global AM has voluntarily agreed to waive a portion of its management and administration fees so that the Fund’s effective fee is 0.55% of the Fund’s average weekly total assets minus liabilities other than the aggregate indebtedness constituting leverage through July 31, 2014. At May 31, 2013, the Fund owed UBS Global AM $94,408 for investment management and administration fees, net of fee waivers. For the year ended May 31, 2013, UBS Global AM waived $281,165 of investment management and administration fees from the Fund.

Additional information regarding compensation to affiliate of a board member
Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions, resulting in him being an interested director of the Fund. The Fund has been informed that Professor Feldberg’s role at Morgan Stanley does not involve matters directly affecting any UBS funds. Fund transactions are executed through Morgan Stanley based on that firm’s ability to provide best execution of the transactions. During the year ended May 31, 2013, the Fund purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley, having an aggregate value of $11,266,791. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a “mark-up” or “mark-down” of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Fund’s investment advisor, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

52

Managed High Yield Plus Fund Inc.
Notes to financial statements

Borrowings
The Fund has entered into a committed credit facility with State Street Bank and Trust Company (the “Facility”) pursuant to which the Fund is able to borrow up to $60 million. Under the terms of the Facility, the Fund borrows at prevailing rates in effect at the time of borrowing. The Fund may borrow up to 33⅓% of its adjusted net assets up to the committed amount. (“Adjusted net assets” is calculated as total assets minus total liabilities, excluding liabilities for borrowed money.) In addition, the Fund pays a commitment fee on the unused portion of the Facility.

During the year ended May 31, 2013, the Fund borrowed a daily average balance of $49,398,630 at a weighted average borrowing cost of approximately 1.058%.

Purchases and sales of securities
For the year ended May 31, 2013, aggregate purchases and sales of portfolio securities, excluding short-term securities, were $120,515,588 and $89,500,989, respectively.

Capital stock
There are 200,000,000 shares of $0.001 par value capital stock authorized and 62,153,062 shares outstanding at May 31, 2013. Transactions in shares of common stock were as follows:

	Shares	Amount
For the year ended May 31, 2013:
Shares issued through Dividend Reinvestment Plan	28,669	$62,310
For the year ended May 31, 2012:
Shares issued through Dividend Reinvestment Plan	237,101	$502,099

53

Managed High Yield Plus Fund Inc.
Notes to financial statements

Federal tax status
The Fund intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. If the Fund does not distribute substantially all of its net investment income, net realized capital gains and certain other amounts, if any, during the calendar year, the Fund may be subject to a federal excise tax.

The tax character of distributions paid during the fiscal years ended May 31, 2013 and May 31, 2012 were as follows:

Distributions paid from:	2013	2012
Ordinary Income	$11,260,870	$12,982,209

At May 31, 2013, the components of accumulated deficit on a tax basis were as follows:

Undistributed ordinary income	$178,802
Accumulated realized capital and other losses	(214,946,176)
Net unrealized appreciation	8,872,781
Total accumulated deficit	$(205,894,593)

To reflect reclassifications arising from permanent “book/tax” differences for the year ended May 31, 2013, the Fund’s undistributed net investment income was increased $6,277, accumulated net realized loss from investments was decreased $13,291,347 and paid-in-capital was decreased $13,297,624. These differences are primarily due to expiration of capital loss carryforwards and tax treatment of foreign currency transactions.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized by the Fund after December 31, 2010 may get carried forward indefinitely, and retain their character as short-term and/or long-term losses. The Act requires that post enactment net capital losses be used before pre-enactment net capital losses.

54

Managed High Yield Plus Fund Inc.
Notes to financial statements

At May 31, 2013, the Fund had a pre-enactment capital loss carryforward of $210,786,402, a post-enactment short-term capital loss carryforward of $36,972 and a post-enactment long-term capital loss carryforward of $4,122,802. These carryforwards are available as a reduction, to the extent provided in the regulations, of future realized capital gains. Pre-enactment capital loss carryforwards will expire as follows:

2014	$30,452,277
2015	15,905,876
2016	8,278,105
2017	43,873,331
2018	109,164,504
2019	3,112,309
Total	$210,786,402

To the extent that such losses are used to offset future net realized capital gains, it is probable these gains will not be distributed. During the current fiscal year, $13,297,624 of capital loss carryforwards expired unutilized.

As of and during the year ended May 31, 2013, the Fund did not have any liabilities for any uncertain tax positions. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the year ended May 31, 2013, the Fund did not incur any interest or penalties.

Each of the tax years in the four year period ended May 31, 2013, remains subject to examination by the Internal Revenue Service and state taxing authorities.

55

Managed High Yield Plus Fund Inc.
Report of Ernst & Young LLP, independent
registered public accounting firm

The Board of Directors and Shareholders
Managed High Yield Plus Fund Inc.

We have audited the accompanying statement of assets and liabilities of Managed High Yield Plus Fund Inc. (the “Fund”), including the portfolio of investments, as of May 31, 2013, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2013, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

56

Managed High Yield Plus Fund Inc.
Report of Ernst & Young LLP, independent
registered public accounting firm (concluded)

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Managed High Yield Plus Fund Inc. at May 31, 2013, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with US generally accepted accounting principles.

New York, New York
July 29, 2013

57

Managed High Yield Plus Fund Inc.
General information (unaudited)

The Fund
Managed High Yield Plus Fund Inc. (the “Fund”) is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange (“NYSE”). The Fund’s primary investment objective is to seek high income. Its secondary objective is to seek capital appreciation. There can be no assurance that the Fund’s investment objectives will be achieved. The Fund’s investment manager and administrator is UBS Global Asset Management (Americas) Inc., an indirect wholly owned asset management subsidiary of UBS AG.

Shareholder information
The Fund’s NYSE trading symbol is “HYF.” Net asset value and market price information as well as other information about the Fund is updated each business day on UBS Global AM’s web site at the following internet address: http://globalam-us.ubs.com/corpweb/closedendedfunds.do.

Update regarding the use of derivatives by the Fund
Note: The following section is substantively the same as one contained in the Fund’s last semi-annual report. The update is being repeated here in light of certain regulatory requirements applicable to annual reports.

The Fund has expanded its use of certain derivatives consistent with the authorization set forth in the Fund’s registration statement. Over the reporting period, the Fund made limited use of derivatives (specifically foreign currency forward agreements to adjust its foreign currency exposure); it reserves the right to make more extensive use of derivatives in the future if believed appropriate.

The Fund may, but is not required to, use derivative instruments for risk management purposes or as part of the Fund’s investment strategies. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivatives include options (including, but not limited to, options on futures contracts, on foreign currencies and on swap agreements (explained further below)), futures contracts, forward interest rate and currency

58

Managed High Yield Plus Fund Inc.
General information (unaudited)

contracts, non-deliverable forwards, swap agreements (including, but not limited to, interest rate swaps; caps, floors and collars related to interest rates; total return, currency and credit default swaps), and credit-linked securities. The Fund may use derivatives to earn income and enhance returns, to manage or adjust the risk profile of the Fund (e.g., managing portfolio duration, hedging), to replace more traditional direct investments, or to obtain exposure to certain markets.

Derivative instruments involve special considerations and risks, including the following:

Derivatives risk: Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. If UBS Global AM incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Fund might have been in a better position if the Fund had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Derivatives also involve the risk of mispricing or other improper valuation, the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index or overall securities markets, and counterparty and credit risk (the risk that the other party to a swap agreement or other derivative will not fulfill its contractual obligations, whether because of bankruptcy or other default). Gains or losses involving some options, futures, swaps and other derivatives may be substantial (for example, for some derivatives, it is possible for the Fund to lose more than the amount the Fund invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes. Derivatives are subject to a number of other risks, including liquidity risk (the possible lack of a secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close out the derivatives) and interest rate risk (some derivatives are more sensitive to interest rate changes and market price fluctuations). Finally, the Fund’s use of derivatives may cause the Fund to realize higher amounts of short-term capital gains (generally taxed at ordinary income tax rates) than if the Fund had not used such instruments.

59

Managed High Yield Plus Fund Inc.
General information (unaudited)

Leverage risk: Leverage involves increasing the total assets in which the Fund can invest beyond the level of its net assets, through investment in certain financial instruments. Because leverage increases the amount of the Fund’s assets, it can magnify the effect on the Fund of changes in market values. As a result, while leverage can increase the Fund’s income and potential for gain, it also can increase expenses and the risk of loss. To the extent the Fund is required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in derivatives involving obligations to third parties, if the Fund were unable to close out its positions in such derivatives, it might be required to continue to maintain such assets or accounts to make such payments until the position expired or matured, which might impair the Fund’s ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

Swap agreement risk: The Fund may enter into various types of swap agreements, including, but not limited to, credit default swaps, total return swaps, interest rate swaps, index swaps, currency swaps and variance swap agreements. Swaps are agreements entered into primarily by institutional investors for periods ranging from a few weeks to a year or longer (e.g., several years). In a standard swap agreement, two parties agree to exchange the returns earned on specific assets, such as the returns on, or increase in value of, a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index. Swap agreements can be less liquid and more difficult to value than other investments. Because its cash flows are based in part on changes in the value of the reference asset, a total return swap’s market value will vary with changes in that reference asset. In addition, the Fund may experience delays in payment or losses if the counterparty fails to perform under the contract.

Structured security risk: The Fund may purchase securities representing interests in underlying assets, but structured to provide certain advantages not inherent in those assets. Structured notes may entail a greater degree of market risk than other types of debt securities

60

Managed High Yield Plus Fund Inc.
General information (unaudited)

because the investor bears the risk of the reference instrument (e.g., the risk related to the issuer of the referenced obligation in addition to the risk related to the issuer of the structured note). Structured notes may also be more volatile, less liquid and more difficult to accurately price than less complex securities or more traditional debt securities. If those securities behaved in a way that UBS Global AM did not anticipate, or if the security structures encountered unexpected difficulties, the Fund could suffer a loss.

Illiquidity risk: The Fund’s ability to close out a position in a derivative instrument depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of a counterparty to enter into a transaction closing out the position. As a result, certain derivative instruments may be less liquid than other types of securities. The Fund could lose money if it cannot sell such derivative instruments at the time and price that would be most beneficial to the Fund.

Aggressive investment risk: The Fund may employ investment strategies that involve greater risks than the strategies used by other funds that do not use derivative instruments. UBS Global AM may employ hedging strategies. There is no assurance that hedging strategies will protect against losses or perform better than non-hedging, that hedging strategies will be successful, or that consistent returns will be received through the use of hedging strategies.

Proxy voting policies, procedures and record
You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1-800-647 1568, online on the Fund’s Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

61

Managed High Yield Plus Fund Inc.
General information (unaudited)

Quarterly Form N-Q portfolio schedule
The Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Fund upon request by calling 1-800-647 1568.

Dividend reinvestment plan
The Fund’s Board has established a Dividend Reinvestment Plan (the “Plan”) under which all shareholders whose shares are registered in their own names, or in the name of UBS Financial Services Inc., or its nominee, will have all dividends and other distributions on their shares automatically reinvested in additional shares, unless such shareholders elect to receive cash. Shareholders who elect to hold their shares in the name of another broker or nominee should contact such broker or nominee to determine whether, or how, they may participate in the Plan. The ability of such shareholders to participate in the Plan may change if their shares are transferred into the name of another broker or nominee.

A shareholder may elect not to participate in the Plan or may terminate participation in the Plan at any time without penalty, and shareholders who have previously terminated participation in the Plan may rejoin it at any time. Changes in elections must be made in writing to the Fund’s transfer agent and should include the shareholder’s name and address as they appear on that share certificate or in the transfer agent’s records. An election to terminate participation in the Plan, until such election is changed, will be deemed an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for distributions declared and having a record date at least ten days after the date on which the election is received.

62

Managed High Yield Plus Fund Inc.
General information (unaudited)

The transfer agent will serve as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make any other distribution, the transfer agent, as agent for the participants, receives the cash payment. Whenever the Fund declares an income dividend or a capital gain distribution (collectively referred to in this section as “dividends”) payable either in shares or in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares. The transfer agent will acquire shares for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market, on the NYSE or elsewhere (“open-market purchases”). If, on the dividend payment date, the net asset value per share is equal to or less than the market price per share, plus estimated brokerage commissions (such condition being referred to herein as “market premium”), the transfer agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per share (but in no event less than 95% of the then current market price per share) on the date the shares were issued. If, on the dividend payment date, the net asset value per share is greater than the market value per share, plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the transfer agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. The number of outstanding shares purchased with each distribution for a particular shareholder equals the result obtained by dividing the amount of the distribution payable to that shareholder by the average price per share (including applicable brokerage commissions) that the transfer agent was able to obtain in the open market.

63

Managed High Yield Plus Fund Inc.
General information (unaudited)

In the event of a market discount on the dividend payment date, the transfer agent will have until the last business day before the next date on which the shares trade on an “ex-dividend” basis, but in no event more than 30 days after the dividend payment date (the “last purchase date”), to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open market purchases can be made will exist only from the payment date of the dividend through the date before the next “ex-dividend” date, which typically will be approximately ten to fifteen business days. If, before the transfer agent has completed its open-market purchases, the market price of a share, plus estimated brokerage commissions, exceeds the net asset value per share, the average per share purchase price paid by the transfer agent may exceed the Fund’s net asset value per share, resulting in the acquisition of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that, if the transfer agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the transfer agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the earlier of the last purchase date or the first day during the purchase period on which the net asset value per share equals or is less than the market price per share, plus estimated brokerage commissions. The transfer agent will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in the accounts, including information needed by shareholders for personal and tax records. Shares in the account of each Plan participant will be held by the transfer agent in non-certificated form in the name of the participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan. There will be no charge to participants for reinvesting dividends. However, each participant will pay a pro rata

64

Managed High Yield Plus Fund Inc.
General information (unaudited)

share of brokerage commissions incurred with respect to the transfer agent’s open market purchases of shares in connection with the reinvestment of dividends. The automatic reinvestment of dividends in shares does not relieve participants of any income tax that may be payable on such dividends.

Shareholders who participate in the Plan may receive benefits not available to shareholders who do not participate in the Plan. If the market price (plus commissions) of the shares is above their net asset value, participants in the Plan will receive shares at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash dividends they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive dividends in shares with a net asset value greater than the value of any cash dividends they would have received on their shares. However, there may be insufficient shares available in the market to distribute dividends in shares at prices below the net asset value. Also, since the Fund does not redeem its shares, the price on resale may be more or less than the net asset value.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan with respect to any dividend or other distribution if notice of the change is sent to Plan participants at least 30 days before the record date for such distribution. The Plan also may be amended or terminated by the transfer agent by at least 30 days written notice to all Plan participants. Additional information regarding the Plan may be obtained from, and all correspondence concerning the Plan should be directed to, the transfer agent at BNY Mellon Investment Servicing, P.O. Box 358035, Pittsburgh, Pennsylvania 15252-8035. For further information regarding the Plan, you may also contact the transfer agent directly at 1-866-352 5528.

65

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Managed High Yield Plus Fund Inc.
Supplemental information (unaudited)

Board of Directors & Officers
The Fund is governed by a Board of Directors which oversees the Fund’s operations. Directors are classified into three classes. The term of office of one class of directors will expire at the Fund’s 2013 annual stockholders meeting, with the second class expiring at the 2014 meeting and the third expiring at the 2015 meeting, and when the successors to the members of each class have been elected. The Board members were classified as follows: Class I—Richard Q. Armstrong, Alan S. Bernikow and Barry M. Mandinach; Class II—Richard R. Burt and Meyer Feldberg; and Class III—Bernard H. Garil and Heather R. Higgins. Officers are appointed by the directors and serve at the pleasure of the Board.

The table below shows, for each director and officer, his or her name, address and age, the position held with the Fund, the length of time served as a director or officer of the Fund, the director’s term of office, the director’s or officer’s principal occupations during the last five years, the number of funds in the UBS fund complex overseen by the director or for which a person served as an officer, and other directorships held by the director.

The Fund’s most recent proxy statement for an annual meeting of shareholders contains additional information about the directors and is being mailed to shareholders concurrently with this annual report.

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Managed High Yield Plus Fund Inc.
Supplemental information (unaudited)

Interested Directors

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years
Meyer Feldberg;†† 71 Morgan Stanley 1585 Broadway 36th Floor New York, NY 10036	Director	Since 1998; Term expires 2014

Professor Feldberg is Dean Emeritus and Professor of Leadership and Ethics at Columbia Business School, although on an extended leave of absence. He is also a senior advisor to Morgan Stanley (financial services) (since 2005). Professor Feldberg also serves as president of New York City Global Partners (an organization located in part of the Office of the Mayor of the City of New York that promotes interaction with other cities around the world) (since 2007). Prior to 2004, he was Dean and Professor of Management of the Graduate School of Business at Columbia University (since 1989).

68

Managed High Yield Plus Fund Inc.
Supplemental information (unaudited)

Number of portfolios in fund complex overseen by director	Other directorships held by director

Professor Feldberg is a director or trustee of 22 investment companies (consisting of 57 portfolios) for which UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) or one of its affiliates serves as investment advisor or manager.

Professor Feldberg is also a director of Macy’s, Inc. (operator of department stores), Revlon, Inc. (cosmetics), SAPPI, Ltd. (producer of paper), and the New York City Ballet.

69

Managed High Yield Plus Fund Inc.
Supplemental information (unaudited)

Interested Directors (concluded)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years
Barry M. Mandinach*†††; 57	Director	Since 2010; Term expires 2013

Mr. Mandinach is a managing director of UBS Global Asset Management (US) Inc. and UBS Global AM (collectively, “UBS Global AM—Americas region”). He has been with UBS Global AM—Americas region or its predecessors since 2001. He is the Head of Institutional & Wholesale Business (US) (since 2009) as well as Chief Marketing Officer (US) (since 2006).

Independent Directors

Richard Q. Armstrong; 78 c/o Keith A. Weller, Assistant Fund Secretary UBS Global Asset Management (Americas) Inc. 1285 Avenue of the Americas New York, NY 10019	Director and Chairman of the Board of Directors	Since 1998 (Director); Since 2004 (Chairman of the Board of Directors); Term expires 2013

Mr. Armstrong is chairman and principal of R.Q.A. Enterprises (management consulting firm) (since 1991 and principal occupation since 1995). Mr. Armstrong was president or chairman of a number of packaged goods companies (responsible for such brands as Canada Dry, Dr. Pepper, Adirondack Beverages and Moët Hennessy) (from 1982 until 1995).

70

Managed High Yield Plus Fund Inc.
Supplemental information (unaudited)

Number of portfolios in fund complex overseen by director	Other directorships held by director
Mr. Mandinach is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM serves as investment advisor or manager.	None

Mr. Armstrong is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM serves as investment advisor or manager.	None

71

Managed High Yield Plus Fund Inc.
Supplemental information (unaudited)

Independent Directors (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years
Alan S. Bernikow; 72 207 Benedict Ave. Staten Island, NY 10314	Director	Since 2006; Term expires 2013

Mr. Bernikow is retired. He was a consultant on non-management matters for the firm of Deloitte & Touche (international accounting and consulting firm) (from 2003 until 2007). Previously, he was deputy chief executive officer at Deloitte & Touche.

Richard R. Burt; 66 McLarty Associates 900 17th Street, N.W. Washington, DC 20006	Director	Since 1998; Term expires 2014

Mr. Burt is a managing director of McLarty Associates (a consulting firm) (since 2007). He was chairman of IEP Advisors (international investments and consulting firm) until 2009. Prior to 2007, he was chairman of Diligence Inc. (international information and risk management firm).

Bernard H. Garil; 73 6754 Casa Grande Way Delray Beach, FL 33446	Director	Since 2006; Term expires 2015

Mr. Garil is retired (since 2001). He was a managing director at PIMCO Advisory Services (from 1999 to 2001) where he served as president of closed-end funds and vice-president of the variable insurance product funds advised by OpCap Advisors (until 2001).

72

Managed High Yield Plus Fund Inc.
Supplemental information (unaudited)

Number of portfolios in fund complex overseen by director	Other directorships held by director
Mr. Bernikow is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mr. Bernikow is also a director of Revlon, Inc. (cosmetics) (and serves as the chair of its audit committee and as the chair of its compensation committee), a director of Mack-Cali Realty Corporation (real estate investment trust) (and serves as the chair of its audit committee) and a director of the Casual Male Retail Group, Inc. (menswear) (and serves as a member of its audit committee and as a member of its nominating and corporate governance committee). He is also a director of Premier American Bank, N.A.

Mr. Burt is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM serves as investment advisor or manager.	Mr. Burt is also a director of Central Europe & Russia Fund, Inc., The European Equity Fund, Inc., and The New Germany Fund, Inc.

Mr. Garil is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM serves as investment advisor or manager.

Mr. Garil is also a director of OFI Global Trust Company (commercial trust company), The Leukemia & Lymphoma Society (voluntary health organization) and a trustee for the Brooklyn College Foundation, Inc. (charitable foundation).

73

Managed High Yield Plus Fund Inc.
Supplemental information (unaudited)

Independent Directors (concluded)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years
Heather R. Higgins; 53 255 E. 49th St., Suite 23D New York, NY 10017	Director	Since 2006; Term expires 2015	Ms. Higgins is the president and director of The Randolph Foundation (charitable foundation) (since 1991). Ms. Higgins also serves (or had served) on the boards of several non-profit charitable groups, including the Independent Women’s Forum (chairman) and the Philanthropy Roundtable (vice chairman). She also serves on the board of the Hoover Institution (from 2001 to 2007 and since 2009).

74

Managed High Yield Plus Fund Inc.
Supplemental information (unaudited)

Number of portfolios in fund complex overseen by director	Other directorships held by director
Ms. Higgins is a director or trustee of 13 investment companies (consisting of 45 portfolios) for which UBS Global AM serves as investment advisor or manager.	None

75

Managed High Yield Plus Fund Inc.
Supplemental information (unaudited)

Officers

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joseph Allessie*; 47	Vice President and Assistant Secretary	Since 2005

Mr. Allessie is an executive director (since 2007) (prior to which he was a director) and deputy general counsel (since 2005) at UBS Global AM—Americas region. Mr. Allessie is a vice president and assistant secretary of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

Rose Ann Bubloski*, 45	Vice President and Assistant Treasurer	Since 2011

Ms. Bubloski is a director (since 2012) (prior to which she was an associate director) and senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was vice president at Cohen & Steers Capital Management, Inc. (investment manager) (from 2007 to 2008). She is vice president and assistant treasurer of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

76

Managed High Yield Plus Fund Inc.
Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mark E. Carver*; 49	President	Since 2010

Mr. Carver is a managing director and Head of Product Development and Management—Americas for UBS Global AM—Americas region (since 2008). In this role, he oversees product development and management for both wholesale and institutional businesses. He is a member of the Americas Management Committee (since 2008) and the Regional Operating Committee (since 2008). Prior to 2008, Mr. Carver held a number of product-related or sales responsibilities with respect to funds, advisory programs and separately managed accounts. Mr. Carver joined a predecessor of an affiliated firm in 1985 and has been with UBS Global AM—Americas region (or its affiliates) since 1996. Mr. Carver is president of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

77

Managed High Yield Plus Fund Inc.
Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Thomas Disbrow*; 47	Vice President and Treasurer	Since 2000 (Vice President) Since 2004 (Treasurer)

Mr. Disbrow is a managing director (since 2011) (prior to which he was an executive director) (since 2007) and head of the North American Fund Treasury (since 2011) of UBS Global AM—Americas region. Mr. Disbrow is a vice president and treasurer and/ or principal accounting officer of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

Craig G. Ellinger; 43	Vice President	Since 2010

Mr. Ellinger is a managing director and the Head of US Investment Grade and Global High Yield Fixed Income at UBS Global AM—Americas region (since 2012); previously, he was the global head of credit research and global head of high yield at UBS Global AM—Americas region (since 2008). In this role, he oversees US investment grade and global high yield portfolio management. Mr. Ellinger is vice president of two investment companies (consisting of two portfolio) for which UBS Global AM serves as investment advisor or manager.

78

Managed High Yield Plus Fund Inc.
Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Michael J. Flook*; 48	Vice President and Assistant Treasurer	Since 2006

Mr. Flook is a director (since 2010) (prior to which he was an associate director) (since 2006) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Flook is a vice president and assistant treasurer of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

Christopher S. Ha*; 33	Vice President and Assistant Secretary	Since September 2012	Mr. Ha is a director and associate general counsel (since September 2012) at UBS Global AM— Americas region. Prior to joining UBS Global AM—Americas region, Mr. Ha was of counsel at Buhler, Duggal & Henry LLP (law firm)(from March 2012 to July 2012) and an associate attorney at Dechert LLP (law firm)(from 2007 to 2009). Mr. Ha is a vice president and assistant secretary of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

79

Managed High Yield Plus Fund Inc.
Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Matthew lannucci; 41	Vice President	Since 2009

Mr. lannucci is an executive director (since 2010) (prior to which he was a director) (since 2002) and portfolio manager (since 2009) of UBS Global AM—Americas region. Prior to that he was a credit analyst for UBS Global AM—Americas region. Mr. lannucci is a vice president of one investment company (consisting of one portfolio) for which UBS Global AM serves as investment advisor or manager.

Mark F. Kemper**; 55	Vice President and Secretary	Since 2004	Mr. Kemper is a managing director (since 2006) and head of the legal department of UBS Global AM—Americas region (since 2004). He has been secretary of UBS Global AM (since 2004) and assistant secretary of UBS Global Asset Management Trust Company (since 1993) and secretary of UBS AM Holdings (USA) Inc. (since 2001). Mr. Kemper is vice president and secretary of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

80

Managed High Yield Plus Fund Inc.
Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Joanne M. Kilkeary*; 45	Vice President and Assistant Treasurer	Since 2004

Ms. Kilkeary is an executive director (since March 2013) (prior to which she was a director) (since 2008 ) and a senior manager (since 2004) of the US mutual fund treasury administration department of UBS Global AM—Americas region. Ms. Kilkeary is a vice president and assistant treasurer of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

Tammie Lee*; 42	Vice President and Assistant Secretary	Since 2005

Ms. Lee is an executive director (since 2010) (prior to which she was a director) (since 2005) and associate general counsel of UBS Global AM—Americas region (since 2005). Ms. Lee is a vice president and assistant secretary of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

Joseph McGill*; 51	Vice President and Chief Compliance Officer	Since 2004	Mr. McGill is a managing director (since 2006) and chief compliance officer (since 2003) at UBS Global AM—Americas region. Mr. McGill is a vice president and chief compliance officer of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

81

Managed High Yield Plus Fund Inc.
Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Nancy Osborn*; 47	Vice President and Assistant Treasurer	Since 2007

Mrs. Osborn is a director (since 2010) (prior to which she was an associate director) and a senior manager of the US mutual fund treasury administration department of UBS Global AM—Americas region (since 2006). Mrs. Osborn is a vice president and assistant treasurer of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

Eric Sanders*; 47	Vice President and Assistant Secretary	Since 2005	Mr. Sanders is a director and associate general counsel of UBS Global AM—Americas region (since 2005). Mr. Sanders is a vice president and assistant secretary of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

82

Managed High Yield Plus Fund Inc.
Supplemental information (unaudited)

Officers (continued)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Andrew Shoup*; 56	Vice President and Chief Operating Officer	Since 2006

Mr. Shoup is a managing director and global head of the treasury administration department of UBS Global AM—Americas region (since 2006). Mr. Shoup is also a director of UBS (IRL) Fund p.l.c. (since 2008). Mr. Shoup is a vice president and chief operating officer of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

Keith A. Weller*; 51	Vice President and Assistant Secretary	Since 1998

Mr. Weller is an executive director and senior associate general counsel of UBS Global AM—Americas region (since 2005) and has been an attorney with affiliated entities since 1995. Mr. Weller is a vice president and assistant secretary of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

83

Managed High Yield Plus Fund Inc.
Supplemental information (unaudited)

Officers (concluded)

Name, address, and age	Position(s) held with fund	Term of office† and length of time served	Principal occupation(s) during past 5 years; number of portfolios in fund complex for which person serves as officer
Mandy Yu* Age:29	Vice President	Since February 2013

Ms. Yu is an authorized officer (since 2012) and tax compliance manager (since March 2013) of the US mutual fund treasury administration department of UBS Global AM—Americas region. She was a Fund Treasury Manager (from 2012 to March 2013) and a Mutual Fund Administrator (from 2007 to 2012) for UBS Global AM—Americas region. Ms. Yu is a vice president of 17 investment companies (consisting of 80 portfolios) for which UBS Global AM serves as investment advisor or manager.

*	This person’s business address is 1285 Avenue of the Americas, New York, New York 10019-6028.
**	This person’s business address is One North Wacker Drive, Chicago, Illinois 60606.
†	Directors are classified into three classes, with the term of office of each class of directors expiring at successive annual meetings, as further detailed in the preamble to this report section. Officers are appointed by the directors and serve at the pleasure of the Board.
††	Professor Feldberg is deemed an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended, because he is a senior advisor to Morgan Stanley, a financial services firm with which the Fund may conduct transactions.
†††	Mr. Mandinach is deemed an “interested person” of the Fund as defined in the Investment Company Act of 1940 because of his employment by UBS Global AM—Americas region.

84

Managed High Yield Plus Fund Inc.
Supplemental information (unaudited)

N. B.—The following privacy notice applies to closed-end fund shares where the investor’s holdings are registered directly with the fund’s transfer agent and not held through an intermediary (e.g., in “street name”).

Privacy Notice
This privacy notice is not a part of the shareholder report.

UBS family of funds privacy notice
This notice describes the privacy policy of the UBS Family of Funds, the PACE® Funds and all closed-end funds managed by UBS Global Asset Management (collectively, the “Funds”). The Funds are committed to protecting the personal information that they collect about individuals who are prospective, current or former investors.

The Funds collect personal information in order to process requests and transactions and to provide customer service. Personal information, which is obtained from applications and other forms or correspondence submitted to the Funds, may include name(s), address, e-mail address, telephone number, date of birth, social security number or other tax identification number, bank account information, information about your transactions and experiences with the Funds, and any affiliation a client has with UBS Financial Services Inc. or its affiliates (“Personal Information”).

The Funds limit access to Personal Information to those individuals who need to know that information in order to process transactions and service accounts. These individuals are required to maintain and protect the confidentiality of Personal Information and to follow established procedures. The Funds maintain physical, electronic and procedural safeguards to protect Personal Information and to comply with applicable laws and regulations.

The Funds may share Personal Information with their affiliates to facilitate the servicing of accounts and for other business purposes, or as otherwise required or permitted by applicable law. The Funds

85

Managed High Yield Plus Fund Inc.
Supplemental information (unaudited)

may also share Personal Information with non-affiliated third parties that perform services for the Funds, such as vendors that provide data or transaction processing, computer software maintenance and development, and other administrative services. When the Funds share Personal Information with a non-affiliated third party, they will do so pursuant to a contract that includes provisions designed to ensure that the third party will uphold and maintain privacy standards when handling Personal Information. In addition to sharing information with non-affiliated third parties to facilitate the servicing of accounts and for other business purposes, the Funds may disclose Personal Information to non-affiliated third parties as otherwise required or permitted by applicable law. For example, the Funds may disclose Personal Information to credit bureaus or regulatory authorities to facilitate or comply with investigations; to protect against or prevent actual or potential fraud, unauthorized transactions, claims or other liabilities; or to respond to judicial or legal process, such as subpoena requests.

Except as described in this privacy notice, the Funds will not use Personal Information for any other purpose unless the Funds describe how such Personal Information will be used and clients are given an opportunity to decline approval of such use of Personal Information relating to them (or affirmatively approve the use of Personal Information, if required by applicable law). The Funds endeavor to keep their customer files complete and accurate. The Funds should be notified if any Personal Information needs to be corrected or updated. Please call 1-800-647 1568 with any questions or concerns regarding your Personal Information or this privacy notice.

Privacy Notice
This privacy notice is not a part of the shareholder report.

86

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Directors
Richard Q. Armstrong
Chairman

Alan S. Bernikow

Richard R. Burt

Principal Officers
Mark E. Carver
President

Mark F. Kemper
Vice President and Secretary

Thomas Disbrow
Vice President and Treasurer

Investment Manager and
Administrator
UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Meyer Feldberg Bernard H. Garil Heather R. Higgins Barry M. Mandinach Craig Ellinger Vice President Matthew Iannucci Vice President

This report is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that from time to time the Fund may purchase shares of its common stock in the open market at market prices.

©UBS 2013. All rights reserved. UBS Global Asset Management (Americas) Inc.

UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

S142

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions pursuant to Section 406 of the Sarbanes-Oxley Act of 2002. (The registrant has designated the code of ethics adopted pursuant to Sarbanes-Oxley as a “Code of Conduct” to lessen the risk of confusion with its separate code of ethics adopted pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended.)

Item 3. Audit Committee Financial Expert.

The registrant’s Board has determined that the following person serving on the registrant’s Audit Committee is an “audit committee financial expert” as defined in item 3 of Form N-CSR: Alan S. Bernikow. Mr. Bernikow is independent as defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees:

For the fiscal years ended May 31, 2013 and May 31, 2012, the aggregate Ernst & Young LLP (E&Y) audit fees for professional services rendered to the registrant were approximately $68,200 and $62,600, respectively.

Fees included in the audit fees category are those associated with the annual audits of financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)	Audit-Related Fees:

In each of the fiscal years ended May 31, 2013 and May 31, 2012, the aggregate audit-related fees billed by E&Y for services rendered to the registrant that are reasonably related to the performance of the audits of the financial statements, but not reported as audit fees, were approximately $7,088 and $3,600, respectively.

Fees included in the audit-related fees category are those associated with (1) the reading and providing of comments on the 2012 and 2011 semiannual financial statements and (2) review of the consolidated 2011 and 2010 reports on the profitability of the UBS Funds to UBS Global Asset Management (Americas) Inc. and its affiliates to assist the board members in their annual advisory/administration contract reviews.

There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(c)	Tax Fees:

In each of the fiscal years ended May 31, 2013 and May 31, 2012, the aggregate tax fees billed by E&Y for professional services rendered to the registrant were approximately $17,978 and $17,550, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audits. This category comprises fees for review of tax compliance, tax return preparation and excise tax calculations.

There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)	All Other Fees:
In each of the fiscal years ended May 31, 2013 and May 31, 2012, there were no fees billed by E&Y for products and services, other than the services reported in Item 4(a)-(c) above, rendered to the registrant.

Fees included in the all other fees category would consist of services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the registrant.

There were no “all other fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)	(1)	Audit Committee Pre-Approval Policies and Procedures:

The registrant’s Audit Committee (“audit committee”) has adopted an “Audit Committee Charter (Amended and Restated as of May 12, 2004 - with revisions through July 2013)” (the “charter”). The charter contains the audit committee’s pre-approval policies and procedures. Reproduced below is an excerpt from the charter regarding pre-approval policies and procedures:

The [audit ]Committee shall:

...

		2.	Pre-approve (a) all audit and permissible non-audit services[1] to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to UBS Global [Asset Management (Americas) Inc. (“UBS Global AM”)] and any Covered Service Providers, if the engagement relates directly to the operations and financial reporting of the Fund. In carrying out this responsibility, the Committee shall seek periodically from UBS Global [AM] and from the independent auditors a list of such audit and permissible non-audit services that can be expected to be rendered to the Fund, UBS Global [AM] or any Covered Service Providers by the Fund’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee and two other members of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next regularly scheduled meeting after the sub-committee’s meeting, its decision(s). From year to year, the Committee shall report to the Board whether this system of pre-approval has been effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than UBS Global [AM] or the Fund’s officers).

____________________

[1] The Committee will not approve non-audit services that the Committee believes may taint the independence of the auditors. Currently, permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, UBS Global [AM] and any service providers controlling, controlled by or under common control with UBS Global [AM] that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors (during the fiscal year in which the permissible non-audit services are provided) by (a) the Fund, (b) its investment adviser and (c) any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)	(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2013 and May 31, 2012 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2013 and May 31, 2012 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

Tax Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2013 and May 31, 2012 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2013 and May 31, 2012 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

All Other Fees:
There were no amounts that were approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2013 and May 31, 2012 on behalf of the registrant.

There were no amounts that were required to be approved by the audit committee pursuant to the de minimis exception for the fiscal years ended May 31, 2013 and May 31, 2012 on behalf of the registrant’s service providers that relate directly to the operations and financial reporting of the registrant.

(f)	According to E&Y, for the fiscal year ended May 31, 2013, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of E&Y was 0%.

(g)	For the fiscal years ended May 31, 2013 and May 31, 2012, the aggregate fees billed by E&Y of $259,888 and $290,500, respectively, for non-audit services rendered on behalf of the registrant (“covered”), its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser (“non-covered”) that provides (or provided during the relevant fiscal period) ongoing services to the registrant for each of the last two fiscal years of the registrant is shown in the table below:
	2013	2012
Covered Services	$25,066	$21,150
Non-Covered Services	234,822	269,350

(h)	The registrant’s audit committee was not required to consider whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The Audit Committee is comprised of the following board members: Mr. Armstrong, Mr. Bernikow, Mr. Burt, Mr. Garil and Ms. Higgins.

Item 6. Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The registrant’s Board of Directors believes that the voting of proxies on securities held by the registrant is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the registrant’s advisor. Following is a summary of the proxy voting policy of the advisor.

CORPORATE GOVERNANCE PHILOSOPHY, VOTING GUIDELINES AND POLICY SUMMARY

The proxy voting policy of UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) is based on its belief that voting rights have economic value and should be treated accordingly. Generally, UBS Global AM expects the boards of directors of companies issuing securities held by its clients to act in the service of the shareholders, view themselves as stewards of the company, to exercise good judgment and practice diligent oversight of the management of the company. While there is no absolute set of rules that determine appropriate corporate governance under all circumstances and no set of rules will guarantee ethical behavior, there are certain principles, which provide evidence of good corporate governance. UBS Global AM may delegate to an independent proxy voting and research service the authority to exercise the voting rights associated with certain client holdings. Any such delegation shall be made with the direction that the votes be exercised in accordance with UBS Global AM’s proxy voting policy.

When UBS Global AM’s view of a company’s management is favorable, UBS Global AM generally supports current management initiatives. When UBS Global AM’s view is that changes to the management structure would probably increase shareholder value, UBS Global AM may not support existing management proposals. In general, UBS Global AM generally exercises voting rights in accordance with the following principles: (1) with respect to board structure, (a) the roles of chairman and chief executive generally should be separated, (b) board members should have appropriate and diverse experience and be capable of providing good judgment and diligent oversight of management of the company, and (c) the board should include executive and non-executive members and the non-executive members should provide a challenging, but generally supportive environment; and (2) with respect to board responsibilities, (a) the whole board should be fully involved in endorsing strategy and in all major strategic decisions, and (b) the board should ensure that, among other things, at all times the interests of executives and shareholders are aligned and the financial audit is independent and accurate. In addition, UBS Global AM focuses on the following areas of concern when voting its clients’ securities: economic value resulting from acquisitions or disposals; operational performance; quality of management; independent board members not holding management accountable; quality of internal controls; lack of transparency; inadequate succession planning; poor approach to social responsibility; inefficient management structure; and corporate activity designed to frustrate the ability of shareholders to hold the board accountable or realize the maximum value of their investment. UBS Global AM exercises its voting rights in accordance with overarching rationales outlined by its proxy voting policies and procedures that are based on the principles described above.

UBS Global AM has implemented procedures designed to identify whether it has a conflict of interest in voting a particular proxy proposal, which may arise as a result of its or its affiliates’ client relationships, marketing efforts or banking, invest banking and broker/dealer activities. To address such conflicts, UBS Global AM has imposed information barriers between it and its affiliates who conduct banking, investment banking and broker/dealer activities and has implemented procedures to prevent business, sales and marketing issues from influencing its proxy votes. Whenever UBS Global AM is aware of a conflict with respect to a particular proxy, the UBS Global AM Corporate Governance Committee is required to review and resolve the manner in which such proxy is voted.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) (1) Names – Craig Ellinger and Matthew Iannucci provide day-to-day portfolio management for the registrant as a team.
Title – Mr. Ellinger and Mr. Iannucci are each a Vice President of the registrant.

             Length of Service – Mr. Ellinger began serving as a portfolio manager for the registrant in June 2010 and became a Vice President in July 2010. Mr. Iannucci began serving as a portfolio manager for the registrant in April 2010 and became a Vice President in November 2009. (Mr. Iannucci had been involved with the registrant before being named a portfolio manager.)

       Business Experience Last 5 Years (for Mr. Ellinger) – Mr. Ellinger is a managing director and the Head of US Investment Grade (since 2012) & Global High Yield Fixed Income (since 2008) at UBS Global Asset Management (Americas) Inc. (“UBS Global AM”).  He is a member of the Fixed Income Management Committee and several global fixed income strategy subcommittees and has been with the firm since 2000.

       Business Experience Last 5 Years (for Mr. Iannucci) – Mr. Iannucci is an executive director (since March 2010) (prior to which he was a director) (since 2002) and senior portfolio manager (portfolio manager since 2009) of UBS Global AM. Prior to that, he was a credit analyst of UBS Global AM.

Information in 8(a)(1) is as of August 9, 2013.

(a) (2) (i) Messrs. Ellinger and Iannucci are primarily responsible for the day-to-day management of other accounts. Further information is provided below.

(a) (2) (ii) (A) Registered Investment Companies

Mr. Ellinger is responsible for eight additional Registered Investment Companies (not including the registrant) with approximately $788 million in total assets within this category.

Mr. Iannucci is responsible for three additional Registered Investment Companies (not including the registrant) with approximately $327 million in total assets within this category.

(a) (2) (ii) (B) Other Pooled Investment Vehicles

            Messrs. Ellinger and Iannucci are each responsible for 11 Other Pooled Investment Vehicles having approximately $7 billion in total assets (managed as a team).

     (a) (2) (ii) (C) Other accounts

            Mr. Ellinger is responsible for five other accounts totaling approximately $317 million in total assets.

            Mr. Iannucci is responsible for four other accounts totaling approximately $317 million in total assets.

     (a) (2) (iii) Accounts with respect to which an advisory fee is based on the performance of the account.

            For Mr. Ellinger – None.

            For Mr. Iannucci – None.

     (a) (2) (iv) Conflicts.

     The portfolio management team’s management of the registrant and other accounts could result in potential conflicts of interest if the registrant and other accounts have different objectives, benchmarks and fees because the portfolio management team must allocate its time and investment expertise across multiple accounts, including the registrant. The portfolio manager and the team of which he is a member manage the registrant and other accounts utilizing a model approach that groups similar accounts within a model portfolio. UBS Global AM manages accounts according to the appropriate model portfolio, including where possible, those accounts that have specific investment restrictions. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across accounts, which may minimize the potential for conflicts of interest.

     If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one account or model portfolio, the registrant may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible portfolios and accounts. To deal with these situations, UBS Global AM has adopted procedures for allocating portfolio trades across multiple accounts to provide fair treatment to all accounts.

     The management of personal accounts by a portfolio manager may also give rise to potential conflicts of interest. UBS Global AM and the registrant have adopted a Code of Ethics that governs such personal trading, but there is no assurance that the Code will adequately address all such conflicts.

     (Information in Item 8(a)(2) is provided as of the Registrant’s fiscal year end of May 31, 2012.)

     (a) (3) Compensation.

UBS Global AM’s compensation and benefits programs are designed to provide its investment professionals with incentives to excel, and to promote an entrepreneurial, performance-oriented culture with clear accountability. They also align the interests of investment professionals with those of our clients and other stakeholders.

The total compensation received by the portfolio managers and analysts at UBS Global AM, including the registrant’s portfolio managers, has up to three basic components – a fixed component (base salary and benefits), a variable and discretionary cash component and, for employees whose total compensation exceeds a defined threshold, a variable and discretionary deferred component. These are described in more detail below:

  The fixed component (base salary and benefits) is set with the aim of being competitive in the industry and monitored and adjusted periodically with reference to the relevant local labor market in order to remain so. The fixed component is used to recognize the experience, skills and knowledge that each portfolio manager and analyst brings to their role.
  Variable compensation is determined annually on a discretionary basis. It is correlated with the individual’s financial and non-financial contribution, as assessed through a rigorous performance assessment process, and on the performance of their respective function, of UBS Global AM and of UBS as a whole. As its name implies, variable compensation is subject to change and is delivered in cash and, when over a defined total compensation threshold, deferral vehicles.
  Variable deferred – employees may have a portion of their variable compensation deferred. Amounts deferred are delivered via two deferral vehicles – 75% in the UBS Global AM Equity Ownership Plan (Global AM EOP) and 25% in the Deferred Contingent Capital Plan (DCCP):
  Global AM EOP awards vest over five years with one third of the award vesting in year two, one third in year three and one third in year five, subject to continued service. Through the Global AM EOP, all deferred awards are granted in the form of vehicles aligned to selected UBS Global AM funds, known as Notional Funds (formerly known as Alternative Investment Vehicles or AIVs).

  The DCCP is a new mandatory deferral plan introduced for performance year 2012. Awards under the DCCP vest 100% in year five, subject to continued service

UBS Global AM believes that not only do these deferral plans reinforce the critical importance of creating long-term business value, with both plans serving as alignment and retention tools.

UBS Global AM strongly believes that aligning portfolio managers' variable compensation to both the short-term and longer-term performance of their portfolios closely aligns the portfolio managers' interests with those of the firm’s clients. The total annual variable compensation pool available for distribution is generally dependant upon the overall profitability of UBS Group and UBS Global AM.

     The allocation of the variable compensation pool to each portfolio manager is linked to the investment performance of the registrant versus its benchmark, the BofA Merrill Lynch US High Yield Cash Pay Constrained Index and, where appropriate, peer strategies, over one and three years.

     For analysts, variable compensation is, in general, based on the performance of some combination of model and/or client portfolios, generally evaluated over one and three years and coupled with a qualitative assessment of their contribution. This is coupled with a qualitative assessment of their contribution considering factors such as the quality of their research, stock recommendations and their communication within and between teams and with portfolio managers.

     (Information in Item 8(a)(3) is provided as of the Registrant’s fiscal year end of May 31, 2013.)

     (a) (4) Dollar Range of Securities of Registrant Beneficially Owned by Portfolio Managers identified above:

     None

     (Information in Item 8(a)(4) is provided as of the Registrant’s fiscal year end of May 31, 2013.)

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

There were no purchases made by or on behalf of the Registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934, as amended, of shares of the Registrant’s equity securities that are registered by the Registrant pursuant to Section 12 of the Exchange Act made in the period covered by this report.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management, UBS Building, One North Wacker Drive, Chicago, IL 60606, and indicate on the envelope “Nominating and Corporate Governance Committee.” The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics as required pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 (and designated by registrant as a “Code of Conduct”) is filed herewith as Exhibit EX-99.CODE ETH.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – The registrant has not engaged in such a solicitation during the period covered by this report.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit EX-99.906CERT.

(c)	Disclosure pursuant to Section 13(r) of the Securities Exchange Act of 1934, as amended, is attached hereto as Exhibit EX-99.IRANNOTICE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Managed High Yield Plus Fund Inc.

By:	/s/ Mark E. Carver
Mark E. Carver President

Date:	August 9, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	August 9, 2013

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	August 9, 2013